EXHIBIT 10.25

SUBLEASE AGREEMENT

BY AND BETWEEN

COLUMBIA 677, L.L.C.,

LANDLORD

AND

FIRST ALBANY COMPANIES INC.,

TENANT

Covering a Portion of Premises

Located at 677 Broadway, Albany, New York

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TABLE OF CONTENTS

Page

EXHIBITS

Exhibit A

Site Plan

Exhibit B

Ground Lease

Exhibit C

Leased Property

Exhibit D

 Test Fit Plans and Design Criteria

Exhibit E

Building Plans

Exhibit F

Maintenance Services

Exhibit G

Rules and Regulations

Exhibit H

Subordination Non-Disturbance Agreement

Exhibit I

Estoppel Certificate

Final Lease 8.07.03

SUB-LEASE AGREEMENT

SUB-LEASE AGREEMENT, made this       day of August, 2003 between COLUMBIA 677, L.L.C., a New York limited liability company with offices at 302 Washington Avenue Extension, Albany, New York 12203 (the "Landlord"), and First Albany Companies Inc., with a principal place of business at 30 South Pearl Street, Albany, New York  12207(the "Tenant").

Recitals.  This Lease Agreement (also sometimes called "this Lease") is made with reference to the following facts:

A.

Landlord is the Ground Lessee of certain real property ("Ground Landlord") located in the City of Albany, New York as shown on the site plan at Exhibit A attached hereto (the "Real Property") under a certain Ground Lease between Albany Local Development Corporation, as Ground Landlord, and Columbia Water St. Group, L.L.C., as Ground Tenant, dated as of December 18, 2002 as amended, and as assigned by Columbia Water St. Group, L.L.C. to Landlord, (the "Ground Lease"), a true and correct copy of which is attached hereto and made a part hereof as Exhibit B.

B.

The Landlord intends to construct on such property an approximately 150,000 to 170,000 square foot office building (the ABuilding@), containing 9-12 floors, inclusive of the mezzanine storage area, for partial occupancy by the Tenant.  Landlord intends to own the Building as more particularly described in the Ground Lease.  The Real Property, and other appurtenances thereof, the Building, the Leased Property (as hereinafter defined), Common Building Facilities, landscaping, sidewalks, driveways, curbs and other appurtenances thereof, are collectively referred to in this Lease as the AProject@.

C.

The Landlord desires to rent to Tenant space located on the top 3  floors of the Building, plus an additional portion of the next contiguous floor (the size and configuration of which is to be reasonably determined by the parties) as shown on Exhibit C attached hereto together with, subject to the provisions of Section 3A, approximately 2,600 square feet of mezzanine storage area (“Mezzanine Storage Area”) (collectively, the “Leased Property”) and the Tenant desires to lease the same, upon the terms and conditions set forth herein.  The rentable area of the Leased Property, exclusive of the Mezzanine Storage Area shall be approximately 53,013 rentable square feet, subject to adjustment pursuant to Section 4F below.

D.

This Lease includes the right of Tenant to use the Common Building Facilities in common with other tenants of the Building.  The words "Common Building Facilities" shall mean all of the facilities in or around the Project designed and intended for use by the tenants or other occupants of the Building in common with Landlord and each other, including but not limited to corridors, elevators, fire stairs, telephone and electric closets, telephone trunk lines and electric risers, aisles, walkways, truck docks, the roof, courts, restrooms, service areas, lobbies, landscaped areas and all other common and service areas of the Project intended for such use on the date hereof.

NOW, THEREFORE, the Landlord and Tenant agree as follows:

 1.

Leasing and Permitted Use.  This Lease shall be effective as of the date of execution and delivery of the lease (the “Effective Date”).  The Landlord hereby leases to Tenant and Tenant hereby leases from Landlord for a term of ten (10) years to commence on the Rent Commencement Date (“Initial Term”) subject to extension and earlier termination as hereinafter provided.  The Leased Property shall be used for executive, professional or financial services offices (including, without limitation, trading services and the conduct of all functions and activities of a member firm of the New York Stock Exchange)  (APermitted Use@).  Tenant may use the Leased Property for all related uses ancillary to the Permitted Use, including lunchrooms, kitchen, storage and computer rooms.  Landlord represents and warrants that the Permitted Use complies with the provisions of the Ground Lease.   This Lease shall be subject to the terms of the Ground Lease, as more particularly set forth herein.  Landlord represents and warrants that the Ground Lease attached to this Lease is a true and correct copy thereof, is in full force and effect and that neither the Landlord nor the ground lessor are in default under the Ground Lease.  Landlord will not amend or modify the Ground Lease in any manner that will adversely affect Tenant’s use and occupancy of the Leased Property without Tenant’s prior consent.

 2.

Construction by Landlord.

(A)

Design of the Building and Common Areas.

Landlord has provided to Tenant the plans for the design of the Building and the Common Areas which were prepared by HCP Architects, dated July 24, 2003 and entitled Ground Floor, Typical Floor and Rendering which are described on Exhibit E attached hereto and made a part hereof (the “Initial Building Plans”).  Tenant hereby approves the Initial Building Plans.  Landlord shall prepare the final building shell and core area designs based upon the Initial Building Plans and the information submitted by Tenant below.  Landlord shall forward final building shell and core area designs to Tenant’s Architect on or before August 15, 2003 (such plans are hereinafter referred to as the “Building Plans”).  Any material change in the Building Plans shall be submitted to Tenant for review and comment.  Tenant shall have 10 days from the date it receives the Building Plans to provide Landlord with comments.  If Tenant fails to provide comments to Landlord within said 10 day period, it shall be deemed that Tenant has no comments.  Landlord agrees to work closely with Tenant and to consider all of the Tenant comments on the revisions to the Building Plans.

(B)

Design of the Leased Property.

Tenant has provided to Landlord  the schematic plans and specifications prepared by Woodward Connor Gillies & Seleman Architects (“Tenant’s Architect”) and dated February 27, 2003 and entitled Test Fit Plan and its Design Criteria dated April 8, 2003.  Copies of the Test Fit Plan and Design Criteria are attached hereto as Exhibit D (the Test Fit Plan and Design Criteria are collectively the “Test Fit Plans”)Tenants Architect shall deliver to the Landlord for Landlord’s review and approval, which approval shall not be unreasonably withheld, conditioned or delayed, the following items on or before the applicable dates provided that Landlord has delivered the Building Plans to Tenant on or before August 15, 2003 and the base building mechanicals on or before September 1, 2003, which shall include the physical layout, pipe sizes, capacities and flows:  (i)  Tenant’s structural requirements on or before September 15, 2003, (ii)Tenant space MPES requirements as stated in the Design Criteria dated April 8, 2003 to Landlord for incorporation in the base building head end MPES design by November 1, 2003 (This deliverable will identify items which would impact the base building MPES design and layout such as capacity and specific exhaust needs) (iii) Tenant’s architectural drawings and final mechanical drawings on or before March 1, 2004 and (iv) Tenant’s final finish plan by June 15, 2004.  The above submissions submitted by Tenant or Tenant’s Architect and approved by Landlord shall be referred to as the “Approved Plans”.  The above submissions made by Tenant or Tenant’s Architect shall be in accordance with the Test Fit Plans.  Any plans or requirements which are provided by Tenant or Tenant’s Architect to Landlord and which are outside of the scope of the Test Fit Plans shall be considered a Change Order (as defined below).

(C)

Change Orders

The term “Change Order” as used in this Lease shall mean (1) any change to the Approved Plans requested by Tenant or needed as the result of a change requested by Tenant or (2) any change to the Approved Plans outside the scope of the Test Fit Plans. Except if and to the extent that such Change Order is required as a result of changes to the Building Plans or any error in the Building Plans that affect the Approved Plans, if the net cost and expense of construction of  Tenant’s Work (as hereinafter defined) including without limitation, construction costs and architectural and engineering fees associated with reviewing and revising the Approved Plans , plus overhead and profit, the increased costs of various trade contractors due to delay in completing the Leased Property, and costs associated with cancellation of materials already ordered, is increased as a result of (i) any Change Orders made by Tenant or Tenant’s Architect  after taking into consideration all changes made by Tenant to Approved Plans and any cost savings that may be realized as a result thereof, or (ii)  any unreasonable delay caused solely by Tenant, then Tenant shall pay to Landlord the amount by which the cost and expense was increased by such Change Order, and/or delay, which payment shall be made on the later to occur of the Rent Commencement Date or the date which is ten (10) Business Days after Landlord shall have delivered to Tenant a bill in reasonable detail specifying the cost of such Change Order and/or delay.  Within 10 business days after receipt by Landlord of a Change Order request, Landlord shall provide to Tenant a notice of the estimated cost increase and any potential Tenant Delay resulting from the Change Order.  Within 5 business days after receipt of Landlord’s notice, Tenant shall have the option to cancel the Change Order in writing to the Landlord within said 5 day period.

(D)

Construction of the Work

(1)

Landlord shall obtain or cause to be obtained all building permits and other governmental approvals which may be required to permit the construction of the Leased Property and the Building.  Landlord shall promptly commence, and shall pursue in a good and workmanlike manner with due diligence until completion, the base building work (“Landlord’s Base Building Work”) in accordance with the Building Plans and also the Tenant’s improvements in accordance with the Approved Plans in a good and workmanlike manner (such work to be defined as “Tenant’s Work”).  Landlord’s Base Building Work and the Tenant’s Work are hereinafter collectively referred to as the “Work”.  Landlord shall pay for all of the cost of the Work excepting only for Tenant’s construction costs outside the scope of the Work which shall be paid for by Tenant as a Change Order as provided in Section 2(C) above.  Landlord intends to complete the Work in accordance with the Building Plans and the Approved Plans by January 1, 2005 (the “Scheduled Completion Date”) but this date may be extended for Force Majeure and Tenant Delays (hereinafter defined).  Except as otherwise set forth in Section 2(G) below, the Landlord shall not be liable in damages to Tenant for failure to substantially complete the construction of the Work by the Scheduled Completion Date.

(2)

Tenant will give full cooperation in having available those persons who are necessary to settle problems arising out of job conditions. Tenant shall designate one or more representatives who shall have authority to bind Tenant as to all construction-related matters including, without limitation, Change Orders, provided that any Change Order shall be countersigned by such representative of Tenant; it is understood and agreed that Paul Kutey shall have the authority to bind the Tenant to Change Orders.

(3)

The Landlord anticipates commencing construction of the Building on or about August 31, 2003.  The following are milestone dates which Landlord anticipates will be the schedule for the construction of the Building and the Leased Property:

(a)  Caissons Complete

December 15, 2003

(b)  Steel Erected

March 15, 2004

(c)  Concrete Slabs Complete

April 15, 2004

(d)  Access to electric/data and telecommunication

September 1, 2004

       room.  Room to be finished (taped and painted)

       with ceiling and floor covering and lockable door.

(e)  Skin on the Building

September 15, 2004

(f)  Access to Tenant for Installation

       of Wiring and Cabling

November 3, 2004

(g)  Scheduled Substantial Completion

January 1, 2005

In the event Landlord fails or believes it will fail to meet any of the above milestone dates, it agrees to provide Tenant with notice, as soon as practicable, that the above milestone date was not met or will not be met and to diligently proceed with construction, and if necessary hire additional workers or add additional hours to the work schedule, in order to satisfy the above dates.

(E)

Tenant Delay

If the date of Substantial Completion of the Work shall be delayed due to any Tenant Delay (hereinafter defined), Substantial Completion shall be deemed to have been achieved on the date that Substantial Completion would have been achieved, but for such Tenant Delay, and the period of time of the delay shall be added to the time in which the Landlord may perform its obligations.  The term ATenant Delay@ shall be defined as any of the following which actually delays the substantial completion of the Work:

(1)

Delay in submission of Tenant's plans or specifications or giving approvals required for the preparation for, or execution of the construction of the Work;

(2)

Delays due to -

(a)

Changes made by or on behalf of Tenant in the Approved Plans;

(b)

Postponement of any work at Tenant's request or postponement of any work because of any work to be performed by Tenant  in advance of the Work

(c)

Delays resulting from interference with the Work by Tenant, its agents, servants or employees;

(d)

Commercial unavailability of any materials necessary to complete a Change Order requested by Tenant, provided that Landlord gave Tenant written notice of such unavailability prior to such Change Order if Landlord knew or reasonably should have known such materials were unavailable; or

(e)

Any other failure of Tenant to comply with any of its obligations under this Lease.

(3)

Landlord shall deliver written notice to Tenant of any actual or potential Tenant Delay, along with the increase in the costs of the Tenant improvements as a result of such Tenant Delay within 5 business days of its knowledge of said delay.  Upon receipt by  Tenant of such written notice of the occurrence of a delay under clause (2) above, the Tenant shall have the right to either withdraw such Change Order, or within 5 Business Days after receipt of such notice to substitute available materials or otherwise take such actions as may be necessary in order to avoid a Tenant Delay and/or to reduce such additional costs, provided the Tenant pays to the Landlord the net increase in cost caused by such substitution in accordance with Section 2(C) above.  In any event, the construction of the Leased Property and the Building shall be deemed Substantially Completed (as hereinafter defined) when the Tenant occupies the Leased Property or any part thereof for the conduct of business and not solely for the installation of Tenant’s wiring, cabling and fixtures.

(F)

Tenant’s Early Access.

During the course of the Work, the Tenant, its agents, employees and contractors, may enter upon the Leased Property at all reasonable times for the purposes of inspection and,  within sixty (60) days prior to the  date that the Work is Substantially Completed, for the purpose of installing Tenant improvements, fixtures and other equipment without being deemed thereby to have taken possession.  Landlord shall give Tenant at least 30 days prior written notice of the date that is 60 days prior to the Substantial Completion Date.  As of such early access date, the Work shall be sufficiently completed to permit Tenant to commence installation of its wiring, cabling, fixtures and equipment.  Tenant agrees that during said period (a) Landlord shall have no liability to Tenant for damage to any property of Tenant stored on the Leased Property except for damages caused by negligent acts or omissions of Landlord or its employees or agents, (b) Tenant shall not unreasonably interfere with the Work, and (c) Tenant shall indemnify, defend and hold Landlord harmless from and against any claims, losses, damages and expenses arising out of the negligent acts or omissions of Tenant or its employees or agents in the Project.  Any such prior entry to the Leased Property shall be subject to all of the terms and conditions of this Lease, other than the payment of rent or additional rent.

(G)

Tenant’s Remedies for Late Delivery

Subject to Tenant Delay and Force Majeure, Tenant shall have the following remedies for Landlord’s failure to perform its obligations with respect to the Work in the times provided in this Section 2:

(1)

If the Rent Commencement Date shall not have occurred on or before October 1, 2005 (“Outside Completion Date”) Tenant shall have the right to terminate this Lease by giving notice to Landlord of Tenant’s desire to do so within thirty (30) days after the Outside Completion Date, as applicable; and, upon the giving of such notice, the Term of this Lease shall cease and come to an end without further liability or obligation on the part of either party except as set forth in this clause (1).  If this Lease is terminated pursuant to this clause (1) for Landlord’s failure to meet the outside Completion Date, Landlord shall reimburse Tenant for any amounts theretofore paid by Tenant to Landlord or Landlord’s general contractor on account of the Work as well as Tenant’s costs and expenses incurred with respect to this Lease including without limitation attorney’s fees and architects fees in an amount not to exceed $200,000 and  costs incurred by Tenant to purchase computer equipment specifically intended for the Leased Property and which cannot be used by Tenant in any other location in a cost not to exceed  $1,000,000 (“Computer Overstock”) and an amount equal to $130,000 per month and not to exceed $1,560,000 as a holdover credit to reimburse Tenant for the amount Tenant paid for holdover rent  at its current location. (collectively “Other Payment”). Prior to receiving reimbursement by Landlord for any of the Other Payments, Tenant shall be required to submit copies of paid invoices to Landlord evidencing the payments made by Tenant.  Tenant agrees to use its best efforts to reduce the amount of the Computer Overstock.  In the event Landlord makes any payment to tenant as the result of Computer Overstock, Tenant shall transfer to the Landlord, free and clear of all liens and encumbrances, the items which Landlord paid for.

(2)

Notwithstanding anything to the contrary herein contained, if the Rent Commencement Date does not occur on or before January 1, 2005 Tenant shall be entitled, as liquidated damages which are payable as the result of such delay in the Rent Commencement Date, a rent credit against the first installment(s) of rent and other charges payable under the Lease equal to one and one-half days of rent under this Lease for each day that the Rent Commencement Date has not occurred after January 1, 2005.

(3)

Notwithstanding anything to the contrary herein contained, if Landlord fails to install the caissons for the building or obtain a commitment for construction financing on or before January 15, 2004, Tenant shall have the right to cancel this Lease by giving Landlord written notice on or before January 25, 2004 (“Early Termination Option”).  If Tenant fails to provide Landlord with written notice on or before January 25, 2004, the Early Termination Option shall be deemed waived.

H.

Rent Commencement Date

The words “Rent Commencement Date” shall mean the later to occur of (i) January 1, 2005 or (ii) date the Work is Substantially Completed and Landlord delivers possession of the Leased Property to Tenant, free of all tenants and occupants.  The words “Substantially Completed” or “Substantial Completion” shall mean the date when (1) the Leased Property has been substantially completed in accordance with the provisions of this Lease and (2) the Landlord has obtained a certificate of occupancy or comparable governmental authorization permitting Tenant’s use and enjoyment of the Leased Property and the Common Building Facilities for the purpose authorized by the provisions of this Lease and (3) when the Landlord’s architect certifies the Leased Property has been constructed in accordance with the Approved Plans and (4) all of the Building’s sanitary, electrical, heating, ventilating, air conditioning, elevators and other service systems (to the extent they serve the main lobby or corridors used for access to the Leased Property or serve or run through the Leased Property) are in good order and operating condition.

I.

Punch List Items.  Within ten (10) days after the construction of the Leased Property is Substantially Complete in accordance with subsection (C) herein, Tenant shall deliver to Landlord a list of uncompleted Punch List Items (as hereinafter defined) for the work that Landlord is obligated by the provisions of this Lease to complete (the “Punch List”).  Landlord and Tenant shall reasonably cooperate in assigning specific time periods for the completion of each Punch List item when the Punch List is compiled.  Landlord shall complete the Punch List items within 30 days except for items which are delayed as the result of weather or unavailability of materials.  Landlord shall proceed with due diligence to complete the work set forth on said Punch List subject to reasonable delays as a result of seasonal conditions.  If Landlord has obtained a temporary certificate of occupancy, Landlord shall, with due diligence, complete the remaining items of work required to obtain and shall thereupon obtain, a permanent certificate of occupancy for the Leased Property as required by applicable laws.  The term “Punch List Items” shall mean details of construction, work awaiting seasonal opportunity, decoration and mechanical and electrical adjustments which, in the aggregate, are minor in character and do not materially or unreasonably interfere with Tenant’s use and enjoyment of the Leased Property in accordance with the provisions of this Lease.  In addition to the foregoing, after the Substantial Completion Date, Landlord shall complete the Work in its entirety to the condition of a first-class fully-operational office building.

J.

The Work shall be performed by Landlord in a good and workmanlike manner and in compliance with all applicable laws, ordinances, rules, regulations, statutes, by-laws, court decisions, and orders and requirements of all public authorities.  Landlord warrants to Tenant that the Work will be performed free from defects in workmanship and materials not inherent in the quality required or permitted pursuant to the Approved Plans.

3.

Lease Term

(A)

Duration of Term.  The lease term shall expire on the date that is immediately prior to the tenth (10th) anniversary of the Rent Commencement Date (the "Initial Term" and together with the Renewal Term the "Term").  Notwithstanding the foregoing, the term of the Lease with respect to a portion of the Mezzanine Storage Area designated by Tenant and as reasonably approved by Landlord with respect to the location of the storage area shall be terminable at the option of the Tenant upon prior written notice to the Landlord either (i) prior to the first year anniversary of the Rent Commencement Date or (ii) within 30 days prior to the end of the  fifth lease year.

(B)

Option to Renew.  Provided that Tenant is not in default, after the expiration of any applicable grace period, in the keeping and performing of all of the terms and provisions of this Lease, Tenant, may elect to renew this Lease, for two (2) additional five (5) year terms upon all of the terms and conditions set forth herein, except for rent and during the second extension term, any option for renewal.  Notice to renew the Term for an additional five (5) year period shall be given by the Tenant to Landlord at least two hundred ten (210) days prior to the expiration of the then current Term of this Lease (“Tenant’s Renewal Notice”), provided that if Tenant does not timely provide Tenant’s Renewal Notice, such time period shall be extended until the date that is 20 days after written notice from Landlord.  If Tenant is provided with more than one renewal term, the renewal terms must be exercised consecutively. Failure to elect to renew for a renewal term shall result in a waiver of the right to elect all other renewal terms.  Base rent during the extension terms shall be determined pursuant to the provisions of Section 4(E) below.

(C)

Holding Over. The parties recognize that the damage to Landlord resulting from any failure by Tenant to surrender possession of the Leased Property upon the expiration or earlier termination of this Lease will be substantial, will exceed the amount of the monthly installments of the base rent payable hereunder, and will be impossible to measure accurately.  Tenant therefore agrees that if possession of the Leased Property is not surrendered to Landlord upon the expiration or earlier termination of the Lease, in addition to any other rights or remedies Landlord may have hereunder or at law, Tenant shall pay to Landlord, as liquidated damages, for each month and for each portion of any month during which Tenant holds over in the Leased Property after the expiration or earlier termination of this Lease, a sum equal to one hundred fifty percent (150%) of the base rent and additional rent that was payable under this Lease during the last month of the Term plus any amounts of additional rent otherwise due hereunder (“Holdover Rent”).  Nothing herein contained shall be deemed to permit Tenant to retain possession of the Leased Property after the expiration or earlier termination of the Lease.  The provisions of this subparagraph shall survive the expiration or earlier termination of this Lease. Tenant=s occupancy subsequent to the expiration or earlier termination of this Lease, whether or not with the consent or acquiescence of Landlord, shall be deemed to be that of a tenancy-at-will and in no event from month-to-month or year-to-year and it shall be subject to all terms, covenants and conditions of this Lease applicable thereto, including, without limitation, those set forth in this subparagraph.  In the event the Tenant defaults or remains in possession of the Leased Property or any part thereof after the expiration of the tenancy-at-will created hereby then the Tenant=s occupancy shall be deemed a tenancy-at-sufferance and not a tenancy-at-will.

Notwithstanding anything contained herein to the contrary, in the event Tenant provides Landlord with written notice 6 months prior to the expiration of the term of the Lease that it cannot vacate the Leased Property on the expiration date of the Lease, Tenant may remain in possession of the Leased Property for a period of up to six (6) months after the expiration of the Lease subject to the terms and conditions of this Lease and at a monthly rent equal to the Holdover Rent.

 4.

Rentals and Security Deposits.

(A)

Definitions.  The term "rent" or "rents" shall mean all base rents (see subparagraph 4(B)), and all items denominated as additional rent pursuant to various provisions of this Lease.

(B)

The Tenant shall pay to the Landlord the base rent at $1,232,045.75per year payable in monthly installments of $102,670.48per month, based upon a $22.75 per square foot of the Leased Property and $10.00 per square foot for the Mezzanine Storage Area. The parties shall execute, prior to occupancy, a memorandum setting forth the exact annual and monthly rental pursuant to this paragraph, based on the $22.75 per square foot rental amount set forth herein, and the Lease Commencement and Termination Dates.

(C)

Place and Manner of Payment.  All payments of base rent and additional rent shall be made by the Tenant to the Landlord without notice or demand.  All rents shall be payable to the Landlord at c/o Columbia Management Group, LLC, 302 Washington Avenue Extension, Albany, New York 12203.  All rent shall be payable by Tenant's check.  The annual rent shall be divided into twelve equal installments, and shall be paid on the first day of each and every month of the lease term (i.e., in advance).  Except as otherwise provided in this Lease, payment of rent shall commence on the Rent Commencement Date.  Rentals for any partial month at the beginning or end of the lease term shall be prorated, on a daily basis.  The extension of the time for payment of any installment of rent, or the acceptance by the Landlord of any payment of any installment of rent, or the acceptance by the Landlord of any payment other than of the kind or within the time herein specified, shall not be deemed a waiver of Landlord's right to insist upon having all other payments of rent made in the manner and at the time herein specified.  Except as otherwise provided in this Lease, all rents shall be paid to the Landlord without any abatement, deduction or set-off of any kind or nature whatever.

(D)

Late Payment Penalties.  Tenant acknowledges that Landlord intends to utilize the base rent payments to pay Landlord's mortgage lender and that any delay by Tenant in making its monthly rental payments may cause the Landlord to incur late payment penalties and additional charges under the terms of its mortgage loan.  Accordingly any rent or other amount to be paid by Tenant which is not paid and received by Landlord within five (5) days after written notice from Landlord, shall be subject to a one time 2% late charge and monthly interest payments at the Lease Interest Rate until such payment is made.  Notwithstanding the foregoing, Tenant may make one (1) late payment of rent or other amounts due and owing under the Lease during each calendar year without incurring the 2% penalty.

(E)

Renewal Term Rent   The Base Rent for the renewal terms shall be equal to 95% of Market Rent, as defined herein.  Within 30 days of Landlord’s receipt of Tenant’s Renewal Notice, Landlord shall notify Tenant of the proposed Market Rent for the renewal term.  “Market Rent” shall equal the rents then being paid by tenants then entering into leases of comparable space in comparable buildings in Albany, taking into consideration the value of any allowance for leasehold improvements, free rent period, signing bonuses and takeover leases, or the like, so that the Market Rent shall be net of any such concessions; and shall also take into account the benefit of any Empire Zone classification for the Property with respect to Taxes.  In the event that Tenant does not agree with Landlord’s determination of Market Rent, then during a period of 60 days after receipt of such notice by Tenant, Landlord and Tenant shall negotiate in good faith to mutually agree upon the Market Rent.  Upon such agreement as to Market Rent, the parties shall enter into an amendment to this Lease confirming the terms of such renewal.

If the parties have not agreed upon the Market Rent within the 60 day period set forth above, then, within 10 business days following the expiration of such 60 day period, Tenant may elect to either (i) withdraw Tenant’s Renewal Notice or (ii) have the Market Rent determined by appraisal, by giving notice of such election to Landlord (an “Appraisal Notice”).  Upon Tenant’s giving of the Appraisal Notice, Tenant shall be deemed to have exercised its renewal option and the parties shall be bound by the determination of Market Rent.  Within 10 business days after delivery of an Appraisal Notice to Landlord, the parties shall jointly select an Appraiser (as defined below) to determine the Market Rent.  An “Appraiser” shall mean an independent, professional real estate appraiser having an “MAI” or equivalent designation and at least 10 years experience in the appraisal of office properties in the Albany area.  If the parties are unable to agree upon an Appraiser within such 10 business day period, then within 5 business days thereafter, each party shall notify the other of its selection of an Appraiser and within 30 days after the selection of Appraisers, the two Appraisers shall select a third Appraiser meeting the qualifications stated above.  Each of the parties shall bear the cost of the Appraiser appointed by such party and one-half (1/2) of the cost of the appointment of the third Appraiser and of the third Appraiser’s fee.  If the three (3) Appraisers are unable to agree upon the Market Rent within thirty (30) days following the appointment of the third Appraiser, then Landlord’s and Tenant’s Appraiser shall each separately determine the Market Rent, and the appointed third Appraiser shall select either Landlord’s or Tenant’s determination of the Market Rent, which determination shall be binding upon both Landlord and Tenant; provided, however, if Landlord’s and Tenant’s determinations are within five percent (5%) of each other, then the final Market Rent shall be the average of Landlord’s and Tenant’s respective determinations.  If either Landlord or Tenant fails or refuses to select an Appraiser, the other Appraiser shall alone determine the Market Rent.  Landlord and Tenant agree that they shall be bound by the determination of Market Rent pursuant to this paragraph for the renewal period.

Notwithstanding anything contained in this Lease to the contrary, the Market Rent shall not be less than $19.25 per square foot on a triple net lease basis for the Leased Property and $10.00 per square foot for mezzanine space.

(F)  Remeasurement   Landlord and Tenant agree that upon notice by Tenant to Landlord given within 20 days after Tenant takes possession of the Leased Property, Tenant’s Architect, in the presence of a representative of Landlord, shall have the right to measure the Leased Property.  Such measurement shall be calculated in accordance with Exhibit C attached hereto.  If Tenant’s Architect delivers a written notice to Landlord and Tenant that there is a difference between the measurement and the approximate square footage stated in this Lease, then the Landlord and Tenant shall execute an amendment to this Lease setting forth the square footage of the Leased Property and all rents and other charges based on square footage shall be proportionately adjusted.  If Tenant does not request the aforesaid remeasurement within the aforesaid 20 day period, the square footage set forth in this Lease shall be deemed accepted by the parties.  The parking and Mezzanine Storage Area shall not be included in the calculation of rentable area.

 5.

Real Estate Taxes.

(A)

Landlord shall pay when due all real estate and school taxes and special assessments, payment in lieu of taxes, and all other taxes, duties, charges, fees and payments imposed, assessed or levied upon, or arising in connection with the leasing, ownership, use, occupancy or possession of the Project or any part thereof during the term of the Lease, excluding any income taxes, franchise taxes, excise taxes or transfer taxes (“Taxes”). Landlord represents that the Project constitutes a separate tax lot for purposes of determining Taxes.

(B)

Landlord has informed Tenant that because the Project is located in an Empire Zone, the Landlord is entitled to an income tax credit (or cash rebate in the event no taxes are payable) for real property taxes and assessments paid for a period of ten years (“Benefit Period”).  It is anticipated that the Benefit Period will commence at the start of the construction of the building.  In such case the Benefit period will continue during the first nine years of Tenant’s lease term.  During the Benefit Period Tenant shall not be required to pay its pro rata share of such real property taxes and assessments as additional rent, nor will Tenant be required to pay any real estate taxes assessed against the land on which the Building sits.  Once the Benefit Period expires, Tenant shall be required to pay as additional rent its pro rata share of all such real estate taxes and assessments (to the extent not subject to an income tax credit or rebate).  It is anticipated that the Landlord will be entitled to an income tax credit for real property taxes and assessments for an additional five (5) years period after the Benefit Period, with a reduction of the tax credit equal to 20% per year for the 5 year period.

(C)

After the end of the Benefit Period, the Tenant shall pay when due Tenant’s Share (as defined in Paragraph 7 hereof) of increases in Taxes over the Taxes assessed against the Project for the Base Year (defined in Paragraph 7 hereof) as such Base Year may be revised pursuant to Paragraph 4E.  Tenant’s Share shall be paid by Tenant within thirty (30) days after receipt of an invoice therefor from Landlord.  Failure of Landlord to provide such statement within the time prescribed shall not relieve Tenant of its obligations hereunder.  At Landlord’s option, Tenant’s Share shall be paid by Tenant in monthly installments in such amounts as are estimated and billed by Landlord at the beginning of each twelve (12) month period commencing and ending on date designated by Landlord, each installment being due on the first day of each calendar month.  Within one hundred twenty (120) days after the end of each such twelve (12) month period, Landlord shall deliver a statement to Tenant setting forth the Taxes and the monthly installments paid or payable shall be adjusted between Landlord and Tenant, and Tenant shall pay Landlord or Landlord shall credit Tenant’s account accordingly.  If such adjustment is at the end of the term, Landlord or Tenant, as applicable,shall pay  within thirty (30) days of receipt of a statement from Landlord to Tenant, such amounts as may be necessary to effect adjustment to the agreed Tenant’s Share (as defined in Paragraph 7 herein) .  Failure of Landlord to provide such statement within the time prescribed shall not relieve Tenant of its obligations thereunder.

(D)

If, at least thirty (30) days prior to the last day for filing an application for abatement of real estate taxes for any tax year, Tenant shall give notice to Landlord that it desires to file an application for abatement of real estate taxes for said tax year and, if within ten (10) days after the receipt of said notice, Landlord shall not give notice to Tenant that it shall file such application, Tenant shall have the right in its own name and at its own cost and expense, to file such application.  If, within ten (10) days after receipt by Landlord of such notice of Tenant, Landlord shall give Tenant notice that it shall file such application, Landlord shall file the same prior to the expiration of the time for the filing of the same at its own cost and expense.  In any event, notwithstanding the foregoing, if any abatement by whoever prosecuted shall be obtained, the cost and expense of obtaining the same shall be a first charge upon the said abatement.  If Tenant shall file an application for abatement pursuant to the provisions of this section, Tenant will prosecute the same to final determination with due diligence.  If Landlord shall file an application for abatement for any tax year after having received notice from Tenant that Tenant desires to file an application for abatement for said tax year, Landlord shall prosecute the same to final determination with due diligence and may not discontinue the same without giving Tenant notice thereof and an opportunity to take over the prosecution of the same.  If either party shall prosecute an application for an abatement, the other party will cooperate and furnish any pertinent information in its file reasonably required by the prosecuting party.  Notwithstanding anything contained herein to the contrary, during any application for abatement, the Taxes shall still be paid.

 6.

Tenant's Direct Operating Expenses.  Tenant shall pay for all electric and gas service for lights and office outlets for the Leased Property based upon the reading of a check meter for the Leased Property.  This service will be put in the name of the Landlord and will be paid by the Tenant when due, in order for Tenant to obtain the full benefits of the utility credit allowed by the Empire Zone.  Tenant shall also pay to Landlord, within 30 days after the date it receives a bill therefor from Landlord, its share, based upon Landlord=s calculations performed in a commercially reasonable manner, of the HVAC usage of the Leased Property versus other premises being served by such unit, of the cost of operating the roof top HVAC unit serving the Leased Property, providing electricity and gas for all heating, ventilation and air conditioning serving the Leased Property and the water and sewer charges for the Leased Property.  In addition, during the period described above, the monthly gas bill for the Building shall be pro rated based upon the Tenant=s proportionate share of square footage of the Building and Tenant shall pay its pro rata share of the cost of such gas service within ten (10) days after the date it receives a bill therefor from Landlord

 7.

Tenant=s Share of Operating Cost Increases.  In each lease year Tenant will pay Landlord, as additional rent, Tenants Share of the increase of Landlord=s Operating Expenses over the amount of Landlord=s Operating Expenses in the Base Year  The “Base Year” shall be the calendar year 2005.  “Tenant=s Share” shall be 32.35%, subject to adjustment as set forth in Paragraph 4F of this Lease.  Landlord anticipates building a 12 story building of approximately 170,000 square feet.  In the event Landlord does not build a 12 story-building, Tenant’s Share shall be adjusted to reflect the square footage of the Building constructed by Landlord The mezzanine, retail and restaurant space and underground parking area shall be excluded from the calculation.  In the event the Building is not fully occupied during the Base Year, the Landlord=s Operating Expenses for the Base Year shall be adjusted to reflect the expense that would be incurred with respect to a fully occupied building.  Such proportionate share shall be paid by Tenant in monthly installments in such amounts as are estimated and billed by Landlord at the beginning of each twelve (12) month period commencing and ending on date~~d~~ designated by Landlord, each installment being due on the first day of each calendar month.  Within 90 days  after the end of each such twelve (12) month period, Landlord shall provide Tenant with a written statement and the monthly installments paid or payable shall be adjusted between Landlord and Tenant in accordance with the actual Landlord=s Operating Expenses for the calendar year, and Tenant shall pay Landlord or Landlord shall credit Tenant=s account (or if such adjustment is at the end of the term) pay Tenant, as the case may be, within thirty (30) days of receipt of a statement from Landlord to Tenant, such amounts as may be necessary to effect adjustment to the agreed Tenant Share.

ALandlord=s Operating Expenses@ or AOperating Expenses@ means all costs and expenses incurred in the operation, maintenance and administration of the Project, as determined by the Landlord, including but not limited to utilities serving the Project, janitorial and cleaning services to the Project and the following Common Building Facilities: surface parking areas and grounds, all utilities to common areas (including gas, electric, communications, water and sewer rents), insurance (including, but not limited to fire and extended coverage, rent abatement or rent interruption, general liability with umbrella coverage, workers= compensation, terrorism, as applicable), signage changes (other than changes attributable to an individual tenant), trash removal, maintenance and service contracts, building management, security, alarm monitoring, window cleaning, elevator maintenance, extermination services, snow removal, landscaping, materials and replacement parts, plumbing service, license, permit and inspection fees (except for new construction or alterations), repair and maintenance of surface parking areas, common areas, Common Building Facilities, storm water facilities and grounds, salaries of personnel engaged in administration, operation and maintenance of the Building, including payroll taxes and other fringe benefits relating thereto, administration and management costs, audit and professional fees, and maintenance, repairs and replacements required to maintain the appearance, safety and soundness of the Building or are required to satisfy governmental requirements in effect as of the date of this Lease.    Landlord Operating Expenses shall not include: (a) the costs of an item, service or charge that is otherwise allocable to a particular tenant; (b) depreciation; (c) interest on and amortization of debts and ground rent; (d) leasehold improvements made for tenants of the building; (e) refinancing costs; (f) leasing commissions; (g) the cost of any unnecessary repair, alteration or replacement which is performed solely for enhancements to the Building and which would be required to be capitalized under generally accepted accounting principles; (h) the salary of any executive or employee of Landlord above the grade of Building Manager; (i) any cost incurred by Landlord to which Landlord has the right to be reimbursed through the proceeds of warranties, insurance or a condemnation award, but only to the extent of such reimbursement; (j) the cost of any service which is separately billed to tenants and required to be reimbursed to Landlord, regardless of whether reimbursement is actually made; (k) any expenditures required to fully complete the construction and improvement of the Project, it being acknowledged and agreed by the parties that the term ALandlord Operating Expenses@ shall pertain only to those costs incurred by Landlord in the maintenance and operation  and administration of the Project once all initial construction and improvements have been completed; (l) any penalties, fines or other similar sanctions imposed by any third party or an governmental agency or body as the result of Landlord=s violation of applicable federal, state or local laws pertaining to the use, operation and maintenance of the Project; (m) franchise, income or similar taxes imposed upon or measured by Landlord=s net income or profits; and (n) advertising, brokerage commissions, Atenant fit-up@ expenses and other costs relating to leasing of other tenanted spaces and (o) the costs or expenses attributable to any property other than the Project and (p) in the event Landlord incurs expenses with respect to other properties than the Project, such expenses shall be reasonably allocated among the properties and the Project and (q) the costs for or with respect to the mezzanine, retail and restaurant space and underground parking area.

Any increase in each of the following Operating Expenses shall be capped at a 4% increase per item per year: management fee, extermination, HVAC contract, janitorial services, landscaping, elevator contract, window cleaning, security and porter.

Tenant shall have the right to examine, copy and audit Landlord’s records establishing Operating Expenses and Taxes for any year for a period of two (2) years following the date that Tenant receives the statement for such prior year from Landlord, provided that Tenant shall have the right to audit any lease year on only one (1) occasion.  Tenant shall give Landlord not less than thirty (30) days’ prior written notice of its intention to examine and audit such books and records, and such examination and audit shall take place at such place within greater Albany as Landlord routinely maintains such books and records.  All costs of the examination and audit shall be borne by Tenant; provided, however, that if such examination and audit establishes that the actual Operating Expense and Taxes for the year in question are less than the amount set forth in the statement delivered to Tenant by at least five percent (5%), then Landlord shall refund such overpayment with interest at the Lease Interest Rate.  If, pursuant to the audit, the payments made for such prior year by Tenant exceed Tenant’s required payment on account thereof for such year, Landlord shall credit such amount of overpayment against subsequent obligations of Tenant with respect to additional rent (or promptly refund such overpayment if Tenant so elects by written notice to Landlord); but if the payments made by Tenant for such year are less than Tenant’s required payment as established by the examination and audit, Tenant shall pay the deficiency to Landlord within thirty (30) days after the conclusion of the examination and audit.

 8.

All Sums Denominated Additional Rent.  All taxes, charges, costs and expenses which the Tenant is required to pay or reimburse the Landlord (in whole or in part) under this Lease, together with all interest and penalties that may accrue thereon, and all damages, costs and expenses which Landlord may incur by reason of any default or other failure on Tenant's part to comply with the terms of this Lease, shall be deemed to be additional rent and, in the event of non-payment by Tenant, Landlord shall have all the rights and remedies with respect thereto as the Landlord has for the non-payment of base rent.

 9.

Services Provided by Landlord.  Landlord shall, in addition to any services provided elsewhere in this Lease at its expense but subject to the same being included in Operating Expenses furnish or cause to be furnished to Tenant the following services, utilities, supplies and facilities:

(A)

Access to the Leased Property twenty-four (24) hours a day, seven (7) days a week;

(B)

Passenger elevator service twenty-four (24) hours a day, seven (7) days a week;

(C)

Heat, ventilation and air conditioning ("HVAC") of common areas, except on legal holidays, Monday through Friday between the hours of 7:00 A.M. to 6:00 P.M. (herein "Business Days") and on Saturdays from 7:00 A.M. to 12:00 P.M. and, at Tenant's additional cost (which shall be billed at Landlord’s actual cost with no additional markup) at such other times as may be requested so that at all times during the foregoing hours, the Leased Property shall be comfortable to Tenant’s employees.  The air conditioning system referred to in this Article shall be capable of providing 78 degrees F dry bulb and 50 degree% relative humidity with an outside condition of 88 degrees F dry bulb and 74 degrees F wet bulb.

(D)

Cleaning maintenance and janitorial services to the Leased Property and the common areas of the Building and grounds as set forth on Exhibit F attached hereto.  Tenant shall have the right to contract to clean the Leased Property itself.  If Tenant shall so elect, Operating Expenses shall exclude the cost of cleaning other tenant spaces.

(E)

Hot and cold running potable water and water for the fire protection system to the Building for general office purposes.

(F)

Provision, installation and replacement of light bulbs, tubes and ballasts in the common area of the Building.

(G)

Vermin extermination and repair and replacement of any item in the Building damaged by vermin.

(H)

Landlord shall provide electricity to the Leased Property for lights, outlets and to run the HVAC that serves the Leased Property in an amount no less than 8 watts per square foot.

10.

Certain Prohibitions.

(A)

Ground Lease Prohibited Uses.  The Tenant shall use and occupy the Leased Property only for the purposes set forth in this Lease and shall have no authority to change the use of the Leased Property during the period of this Lease without the specific written consent of Landlord and if Landlord determines it is necessary, the written consent of the Ground Landlord.  The parties hereto acknowledge that the foregoing undertaking to observe and comply with the use restrictions constitute a material part of this Lease and is a material inducement to the Landlord to enter into this Lease.  The Landlord and Tenant agree that monetary damages would not be a sufficient remedy for any breach of the provisions of this paragraph after written notice and opportunity to cure and that Landlord and the Ground Landlord (which shall be deemed to be a third party beneficiary hereof) shall be entitled to specific performance and injunctive and other equitable relief from any such breach.  Such remedies shall not be deemed to be the exclusive remedies for a breach of the provisions of this paragraph but shall be in addition to all other remedies in such instances contained in this Lease or available at law or in equity.

(B)

Prohibited Uses.  Tenant shall not use or occupy, and shall not permit or suffer the Leased Property or any part thereof to be used or occupied, for any business, use or purpose which in any manner:

(1)

is in violation of any present or future laws, rules, regulations or ordinances, applicable to Tenant or to the Leased Property.  Landlord hereby represents that the Permitted Use complies with present laws applicable to the Leased Property.

(2)

would violate the Ground Lease or any Certificate of Occupancy, of which Tenant has prior notice, affecting the Leased Property;

(3)

would make void or voidable any insurance then in force with respect to the Leased Property or which will make it impossible to obtain fire or any other insurance on the Leased Property;

(4)

would be likely to cause structural damage to the Building or any part thereof; or

(5)

would constitute a public or private nuisance.

(6)

would constitute a change from the Permitted Use.

The Tenant shall promptly after the discovery of any such prohibited use take all necessary steps to discontinue such use or compel its discontinuance.  Landlord shall not permit or suffer the remainder of the Project outside the Leased Property to be used or occupied for any business, use or purpose which in any manner violates the foregoing items 1-6.

(C)

Obstructions.  Tenant shall not obstruct or encumber the common areas, elevators, or stairways adjacent hereto, nor shall Tenant use such places for any purposes other than ingress and egress and loading and unloading of materials to and from the Leased Property.

(D)

Floor Load.  Tenant shall not place, or permit any Subtenant to place, a load upon any floor of the Leased Property which exceeds 80 lbs. per square foot live load   If Tenant desires to install equipment the weight for which exceeds such limit, Tenant shall supply calculations certified by a licensed New York State engineer to verify the floor load support and Tenant shall pay Landlord for floor load improvements necessary for the weight of the equipment and any and all other costs which Landlord may incur by reason of such installation.

11.

Right to Maintain Signs.  Tenant, at Tenant's sole cost, may place and maintain signs in and about the interior and entrance doors of the Leased Property and as Tenant shall desire subject however to any sign criteria for the Building established by Landlord and applicable laws and further to Landlord's prior written approval which will not be unreasonably withheld.  Tenant shall have the exclusive option to place its name on the exterior of the Building, at a location on the Building and of a size, content and design which is at all times in compliance with applicable law. Tenant shall notify Landlord of the location, size, content and design of the sign and Landlord shall have the right to approve the signage which approval shall not be unreasonably withheld. Upon termination of this Lease, the Tenant shall remove all such signs and restore the Building to its original condition.  Landlord shall affix Tenant’s name on the sign directory in the front lobby of the Building and in the elevator lobby of any multi-tenant floor, at Landlord’s cost.

12.

Quiet Enjoyment. Tenant, upon payment of all rents reserved and upon the performance of all the terms and conditions of this Lease, shall, during the lease term and any extended terms peacefully and quietly enjoy the Leased Property without any disturbance from Landlord or from any other person claiming from or through Landlord

13.

Repairs and Maintenance.

(A)

By Landlord.  Landlord shall perform all maintenance and make all repairs, restoration and replacements to the Building not specifically imposed upon Tenant by the provisions hereof, the same to be included as Operating Expenses, subject to and in accordance with the provisions of Section  6, except where the repair has been made necessary by misuse or neglect by Tenant, in which event Landlord shall nevertheless make the repair but subject to the provisions of 21(c) and Section 20 Tenant shall pay to Landlord, as Additional Rent, immediately upon demand, the cost therefor.  Without limiting the generality of the foregoing sentence or the following, Landlord shall maintain, repair and replace, as necessary, and keep in good order, safe and clean condition, in compliance with all laws, rules, regulations and ordinances, and in a manner befitting a first class office building the same to be included as Operating Expenses, (1) the plumbing, sprinkler, HVAC and electrical and mechanical lines and equipment associated therewith, elevators and boilers, broken or damaged glass and damage by vandals; (2) utility and trunk lines, tanks and transformers and the interior and exterior structure of the Building, including the roof, exterior walls, bearing walls, support beams, floor slabs, foundation, support columns and window frames; (3) the interior walls, ceilings, and floor coverings (including carpets and tiles) in the common areas of the Building; (4) improvements to the land, including ditches, shrubbery, landscaping and fencing; (5) changes at the hall corridor and at the main directory; and (6) the common Building facilities located within or outside the Building, including the common entrances, corridors, interior and exterior doors and windows, loading docks, stairways, lavatory facilities (7) janitorial work for the Leased Property and the Project, (8) light bulb replacement and (9) maintenance of HVAC equipment.

(B)

By Tenant.  Tenant, at its sole cost and expense, shall maintain, repair and keep the Leased Property in as good condition and repair as it was at the date of commencement of this Lease, reasonable use, wear and tear and damage by fire or other casualty excepted.  Tenant shall provide and pay for all upkeep of the Leased Property in a manner befitting a first class office including, without limitation, all general cleaning, subject to Landlord’s obligation under Section 13(A) and 9(D), operable plumbing and lighting fixtures, doors, cabinets, hardware and all signage within the suite, maintenance, repair and installation for (i) telephone and data systems and equipment and (ii) all tenant provided equipment and/or other specialty equipment.

14.

Compliance With Laws and Regulations.

(A)

Tenant, at Tenant's sole cost and expense, shall comply with all laws, orders, rules and regulations of any governmental unit, any direction of any public officer, and any ordinance, order, judgement or decree which shall impose any duties or obligations concerning Tenant's particular use or occupancy of the Leased Property, hereinafter the "Legal Requirements".  The Tenant, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business within the Leased Property, or for the making of repairs, permitted alterations or improvements, or additions by Tenant.  Landlord, where necessary and at Tenant's sole cost and expense, agrees to join with Tenant in applying for all such licenses or permits.

(B)

The Tenant shall comply with any and all requirements of all policies of fire, public liability and other types of insurance at any time in force with respect to the Leased Property issued by the Board of Fire Underwriters, or by any other body exercising similar functions.

(C)

Tenant shall promptly give notice to the Landlord of any notice of violation of the Legal Requirements received by Tenant.  Subject to the provisions of subparagraph D below, without diminishing any obligation of the Tenant, if Tenant shall at any time fail to pay any fine and/or correct with reasonable promptness any such notice of violation, Landlord, after thirty (30) days' prior written notice to the Tenant (or sooner if the governmental entity issuing the notice of violation so requires), may pay such fine and/or correct such violation and the amount of such fine and the reasonable costs and expenses of Landlord in correcting such violation shall be paid by the Tenant.  All such payments, costs and expenses shall be deemed additional rent.

(D)

Tenant shall have the right to contest by appropriate legal action or proceeding in the name of the Tenant, the validity or application of any such Legal Requirements and Landlord shall cooperate with Tenant and will execute and deliver any appropriate papers which may be necessary to permit Tenant to contest the validity or application thereof, provided that Tenant shall be solely responsible for all legal work and other professional costs and expenses incurred in connection therewith.  Notwithstanding any such contest by Tenant, Tenant shall comply with the Legal Requirements during the pendency of the action or proceeding; provided, however, that if by the terms of any such Legal Requirement, compliance therewith pending the prosecution of any proceeding contesting the validity or application thereof may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Building or the real property or Tenant's leasehold interest hereunder and without subjecting Landlord, Ground Landlord or Tenant to any liability, civil or criminal, for failure to so comply with the Legal Requirements, Tenant may delay compliance therewith until the final determination of such proceeding.  In the event of such a proceeding by Tenant, Landlord shall not be permitted to exercise its rights pursuant to the provisions of paragraph 14(c) above to pay any fine and/or correct any such notice of violation until the final determination of any such proceeding.

15.

Surrender.  At the expiration or earlier termination of the lease term, Tenant shall surrender the Leased Property in as good condition as it was at the beginning of the term, reasonable use, wear and tear and damage by fire or other casualty excepted.  The Tenant shall surrender the Leased Property broom clean, and shall remove any trade fixtures, furniture, furnishings, and equipment which were contained in or installed upon the Leased Property.  In the event any such removal causes damage to the Building's components or Leased Property, Tenant shall promptly correct the same by restoration to the condition that existed prior to installation of any such property.  Any of Tenant's property not removed within fifteen (15) days after written notice given by Landlord to Tenant shall, at the option of Landlord be deemed abandoned by the Tenant, become the property of the Landlord.

16.

Alterations and Improvements.

(A)

Landlord's Consent.  Subject to the prior written approval of Landlord not to be unreasonably withheld, Tenant may from time to time request changes and non-structural alterations, additions or improvements in or to the Leased Property.  Tenant shall not make, or cause or permit the making of, any structural alterations, additions or improvements, including demolition and rebuilding in or to the Leased Property without obtaining Landlord's prior consent thereto in each instance. Notwithstanding the foregoing, Tenant shall have the right to make non-structural alterations to the Leased Property which do not exceed $50,000 in the aggregate and change the paint and wallpaper in the Leased Property without Landlord’s consent, provided that Tenant shall give Landlord prior written notice of its intention to do so, which notice shall include a detailed statement of the anticipated non-structural alterations and/or design changes. Plans and Specifications showing the proposed structural alterations, additions and improvements shall be submitted to Landlord for approval as part of the application for Landlord's consent along with copies of any necessary permits.  Landlord shall respond to Tenant’s request for consent within 15 days after receipt of such request.  Contractors for any such changes or alterations must be approved by Landlord, which approval shall not be unreasonably withheld or delayed.  Notwithstanding, if Tenant includes in its written request a notice that Landlord’s failure to respond within 15 days shall be deemed an approval, then if Landlord fails to respond to Tenant within said 15 days after receipt of Tenant’s request, the request shall be deemed approved.  At its sole cost and expense, Tenant shall obtain all required licenses, temporary and permanent certificates of occupancy and other governmental approvals in connection with any structural alterations, additions or improvements.  Tenant shall not make any changes to the exterior common areas of the Building or the Building systems or systems designated for the Leased Property.

(B)

Compliance with Laws.  In making, or causing to be made, any alteration, addition or improvement, Tenant shall comply with all applicable laws, regulations, ordinances and orders and shall at its sole cost and expense procure all requisite governmental approvals, authorizations and permits.  Landlord will, on written request from Tenant, execute any documents necessary to be signed on its part to obtain any such permits.

(C)

Performance of the Work.  All alterations, additions and improvements to the Leased Property shall be made in a good and workmanlike manner and shall be completed promptly.  At all times when any such work is in progress, Tenant shall, at its sole cost and expense provide and maintain adequate Worker's Compensation insurance covering all persons employed in connection with the work, and comprehensive general public liability insurance and builder=s risk insurance to the extent applicable for the mutual benefit of Ground Landlord, Landlord, any managing agent and Tenant for the purposes and in the amounts as Landlord may reasonably require to be maintained.

(D)

Permits.  No alteration or improvement shall be undertaken until the Tenant has procured and paid for all required permits and authorizations from the appropriate governmental unit(s).

(E)

Improvements Become Landlord's Property.  As to any alteration or improvement which Landlord did not, at the time that Landlord approved such alteration or improvement, require to be removed by Tenant at the expiration or earlier termination of the Lease Term, the components of such alteration or improvement shall become the absolute property of Landlord at the expiration or earlier termination of the Lease without payment of any consideration therefore, unless Tenant shall elect to remove such alteration or improvement which shall be done at Tenant’s sole cost and expense and shall repair any damage caused by such removal.  As to any alteration or improvement which Landlord either did not have the option to approve prior to the alteration or did not in fact approve (excepting paint and wallpaper changes), the Tenant shall, at Landlord’s request, remove at the expiration or earlier termination of the Lease Term, the components of such alteration or improvement.

(F)

Additional Conditions to Alterations.  Before making final payment with respect to any permitted work, the Tenant shall deliver to Landlord written waivers of lien by any architect, engineer, contractor, materialman, laborer or other persons supplying materials or labor in connection with the improvement or alteration whereby such person waives any lien upon or against the Leased Property, or the Building, or the interest of the Landlord therein.

(G)

Removal of Liens.  Tenant shall not permit any mechanic's lien or other similar lien to be filed against the Leased Property or the Building or against the Landlord's or Ground Landlord=s interest in the same by reason of any work, labor, services or material supplied for any alteration or improvement or other work performed in connection with the Building or the Leased Property.  If any such lien shall at any time be filed against the Leased Property, Tenant shall, within thirty (30) days after written notice from Landlord, cause such lien to be discharged of record, by payment, deposit, bond or court order.  If Tenant fails to discharge such lien within such thirty (30) day period, then, in addition to (and not in lieu of) any other right or remedy of the Landlord, the Landlord may, but shall not be obligated to, discharge such lien either by payment, deposit, bond, court order or otherwise.  In such event, Landlord shall be entitled to be reimbursed by Tenant for any payment made to satisfy or discharge such lien (including, without limitation, legal costs and expenses and bond premiums) together with interest thereon at the Lease Interest Rate, computed as to each item from the date of payment by Landlord.  All such sums shall be construed as additional rent.  Nothing in this paragraph shall be construed in any way as constituting the consent or request of the Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair of or to the Leased Property, or as giving the Tenant the right, power or authority to contract for or permit the rendering of any service for the furnishing of any material without the Landlord's prior written consent as provided above.

17.

Landlord Rights Upon Tenant's Default.

(A)

Definition of Default.  A "default" is defined as follows:

(1)

If an action or proceeding is commenced by or against the Tenant under the federal bankruptcy laws or any other federal or state insolvency laws, and in the event of any involuntary action or proceeding the same is not discharged within thirty (30) days after commencement.

(2)

If any trustee, receiver, or committee for the benefit of creditors is appointed for Tenant or Tenant's property and in the event the foregoing appointment is involuntary the same is not discharged within thirty (30) days after appointment.

(3)

If Tenant fails to pay any rent or additional rent when due and if such failure is not cured within five (5) business days after written notice by Landlord that the same is due.

(4)

If this Lease is assigned or the Leased Property or any portion thereof is sublet, other than in accordance with the terms and conditions of this Lease.

(5)

If Tenant fails to maintain the insurance policy and coverage(s) required herein and such failure is not cured within five (5) days after written notice by Landlord.

(6)

If Tenant defaults in the performance of any other term or provision of this Lease and such default is not cured within thirty (30) days after written notice of default unless such default shall require longer than 30 days to cure, in which case, Tenant shall have such longer period not to exceed a total of 120 days, so long as Tenant commences such cure within such 30 days period and continuously diligently prosecutes such cure.

(B)

Landlord's Remedies on Default.  Upon the occurrence of any default and the expiration of any applicable cure period, Landlord shall have the right to declare the lease term to have come to an end, and the Landlord shall have the following rights and remedies, in addition to (and not in lieu of any other rights or remedies Landlord may have at law):

(1)

Injunctive Relief.  Enjoin breach by the Tenant of any of the terms and conditions in this Lease and in such event shall also be entitled to a preliminary injunction, temporary restraining order, or similar provisional relief.

(2)

Re-Entry.  To reenter or repossess the Leased Property, either by force, eviction proceedings, summary proceedings, surrender or otherwise, and to dispossess and remove the Tenant and other occupants, and their property and effects.

(3)

Damages.  Landlord may seek monetary damages in any re-entry action or summary proceeding, or commence a separate action or special proceeding against Tenant and any other responsible parties, to recover monetary damages accruing by reason of any default, together with interest, plus all reasonable attorney's fees, disbursements, court costs and other reasonable expenses incurred in connection therewith.  Monetary damages shall include, without limitation, base rent and all additional rents due at the time proceedings are commenced, and for the remainder of the Term, (or, if applicable rent shortages accruing thereafter as set forth in subparagraph (C) below), plus all commercially reasonable and customary costs associated with any reletting of the Leased Property.

(4)

Remedies Not Exclusive.  Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, at law or in equity, it being agreed that the rights and remedies of Landlord are cumulative.

(C)

Reletting.  In the case of re-entry by the Landlord pursuant to Article 17 subparagraph (B)(2) hereof Landlord may attempt to re-let the Leased Property, for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease.  The Landlord may grant concessions in connection with such re-letting.  Tenant shall also pay Landlord, as liquidated damages, the deficiency between the rents and additional rents reserved under this Lease and the rents collected or to be collected on account of the lease or leases of the Leased Property for the remaining period which would otherwise have constituted the balance of the term of this Lease.  In computing such damages there shall be added to the deficiency such expenses as Landlord may reasonably incur in connection with re-letting.  Any such damages shall be paid from time to time upon demand after transmittal by Landlord of its calculations of the amount then due.  Landlord, at Landlord's option may make such alterations, repairs, replacements and/or decorations in the Leased Property as Landlord, in Landlord's reasonable judgment, considers advisable and necessary for the purpose of re-letting the Leased Property.

(D)

Tenant hereby expressly waives any statutory notice of intention to re-enter or of institution of legal proceedings for purposes of re-entry.  Tenant waives any and all rights to redeem under Section 761 of the New York Real Property Actions and Proceedings Law, and under any other present or future law creating any right of redemption or similar rights in favor of tenants.

18.

Aggrieved Party's Right to Perform Other's Obligations.

(A)

Right to Cure.  If either party defaults, and the default is not timely cured, after notice, the other party shall have the option to cure such default on the other's behalf, in which event such defaulting party shall reimburse the aggrieved party for all sums paid to effect such cure, plus interest at the Lease Interest Rate calculated from the date of such payment, together with all reasonable professional fees, costs, and other expenses incurred in connection therewith.  If payable by Tenant, all such sums shall be deemed additional rent hereunder.  If payable by Landlord, and provided Tenant’s default did not cause such default by Landlord, Tenant may offset such amounts on a monthly basis against rent due hereunder up to a maximum of 15% of each monthly installment of base rent until such amount is paid in full.

(B)

Notice to Landlord.  Landlord shall in no event be charged with default in any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days (or such additional time as is reasonably required but not to exceed 120 days to correct any such default) after written notice to Landlord by Tenant, specifically describing such failure.  If Landlord commences and proceeds with due diligence to remedy a defect or to make any change required under this Lease, it shall not be in default.

(C)

Notice to Mortgagee.  If the holder of any mortgage covering the Leased Property shall have given written notice to Tenant of the address to which notices to such holder are to be sent, Tenant shall give such holder written notice simultaneously with any notice given to Landlord of any default of Landlord, and if Landlord fails to cure any default asserted in said notice within the time provided above, Tenant shall notify such holder in writing of the failure to cure, and said holder shall have thirty (30) days after receipt of such second notice to cure such default before Tenant may take any action by reason of such default.

(D)

Liability of Mortgagee.  No mortgagee, or its nominee, shall become liable under the provisions of this Lease unless and until such time as it becomes, and then only for so long as it remains, the owner of the Landlord's interest in this Lease, and such liability shall be limited solely to such mortgagee's or nominee's interest in this Lease.

(E)

Liability of Landlord.  Tenant shall look only to Landlord's estate and interest in the Leased Property for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process)  regarding the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord, or its members, partners, or principals (disclosed or undisclosed) shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Tenant and Landlord or Tenant's use and occupancy of the Leased Property.

(F)

Landlord Assignment.  Landlord shall have the right to assign its interest in this Lease upon written notice to Tenant.  The word "Landlord" as used herein, means only the owner for the time being of Landlord's interest in this Lease, and, in the event of any transfer of Landlord's interest in this Lease the transferor shall cease to be liable, and shall be released from all liability for the performance or observance of any agreements or conditions on the part of Landlord to be performed or observed provided that from and after said transfer, the transferee shall assume and be liable for the performance and observance of said agreements and conditions.  In addition, the words "Landlord" and "Tenant" as used in this Lease shall mean every person or party named as Landlord and/or Tenant in this Lease.  Any notice given as provided in the Lease shall bind all such parties and it shall have the same force as if given to all of them.

19.

Landlord's Right of Access and Use.

(A)

Upon reasonable advance notice to Tenant and during Tenant's normal business hours (except in the case of an emergency, in which case access after hours shall be permitted) Landlord and Landlord's agents, employees, and representatives may enter upon the Leased Property at all reasonable times, to inspect it, to perform any work which Landlord elects or is required to undertake, or to perform any work made necessary by reason of the Tenant's default under the Lease, and may also exhibit the Leased Property in connection with efforts to sell, lease, or obtain financing for the Building or in the last 6 months of the Term, in connection with the leasing of the Leased Property.  Landlord's right of entry shall not be deemed to impose upon Landlord any obligation or liability for the care, supervision or repair of the Leased Property other than as expressly provided in this Lease.

(B)

Landlord shall provide Tenant with keys for all door locks providing entry to the Building.  Tenant shall provide Landlord with keys for all interior lockable doors within the Building upon request by Landlord.  Tenant shall not change such locks without Landlord's written consent.

(C)

The making of any repairs which Landlord is required or permitted to make under this Lease shall not constitute an eviction of Tenant in whole or in part and the rent reserved shall in no way abate, while such repairs or alterations are being made, but such repairs shall be made as expeditiously as reasonably possible, and be conducted so as to minimize any unreasonable interference with Tenant's business.  Notwithstanding the foregoing, if any interruption, curtailment, stoppage, or suspension of the services to be provided by Landlord under this Lease shall occur and which services are not provided by an outside utility company and continue for more than seventy two (72) consecutive hours and which renders any part of the Leased Property untenantable, the base rent and additional rent or a just and proportionate part thereof, according to the nature and extent to which the Leased Property shall have been so rendered untenantable, shall be suspended or abated until the premises are rendered tenantable.

20.

Damage and Destruction.

(A)

Destruction and Restoration.

(i)

The Tenant must give the Landlord prompt written notice of fire, accident, damage or dangerous or defective condition on or about the Leased Premises.  If any portion of the Project (to include any improvements to the Leased Property, but excluding Tenant's Owned Property, as defined in Section 13.03), is damaged by fire, earthquake, flood or other casualty, or by any other cause of any kind or nature (the "Damaged Property"), provided that there are sufficient insurance proceeds to  repair or reconstruct said Damaged Property, that said funds are made available by Landlord=s mortgagee, Landlord shall  promptly after receipt of such insurance proceeds commence making such repairs so as to restore the Damaged Property to the condition it was in prior to the damage.  Except as hereinafter provided in Section 20(A)(iii), this Lease shall not terminate, but Tenant shall be entitled to a pro rata abatement of annual rent and additional rent payable during the period commencing on the date of the damage and ending on the date the Damaged Property is repaired as aforesaid and possession of the Leased Property  is delivered to Tenant.  The extent of rent abatement shall be based upon the portion of the Leased Property rendered untenantable, unfit or inaccessible for use by Tenant for the purposes stated in this Lease during such period.

(ii)

     Notwithstanding anything contained in  Section 20(A)(i) above  to the contrary, there shall be no obligation on the part of Landlord to repair the Damaged Property if, (i) the damage occurred during the last twelve (12) months of the term of this Lease [unless Tenant, within thirty (30) days after the damage, exercises its option to renew pursuant to Section 3 hereof.

           (iii)            If the Lease term will expire within  12 months from the date of the damage and Tenant fails to extend the term at set forth in Section 20(A)(ii) above, or if the conditions obligating Landlord to rebuild as set forth in Section 20(A)(i) above have otherwise not been satisfied, then Landlord may terminate this Lease by delivering written notice to  the Tenant  within forty five (45) days from the date of destruction and the termination shall be effective 90 days from the date of destruction (the ATermination Date@).  Upon termination, rent shall be apportioned as of the Termination Date and all prepaid rent covering a period subsequent to the Termination Date shall be refunded to Tenant.

(iv)

If Landlord does not exercise its option to terminate hereunder Landlord shall, with due diligence, repair the Damaged Property, except for Tenant's Owned Property, as a complete architectural unit of substantially the same usefulness, design and construction existing immediately prior to the damage.  Tenant shall be entitled to a pro rata abatement of rent in the manner and to the extent provided in Section 20(A)(i).

(v)

The word "repair" shall include rebuilding, replacing and restoring the Damaged Property.  Nothing in this Section shall require Landlord to restore, repair, or replace any Tenant=s Owned Property.

(vi)

Notwithstanding anything contained herein to the contrary, if Landlord cannot repair the Damaged Property within 365 days from the date of the damage, either Tenant or Landlord shall have the right to terminate this Lease.  If Landlord does not commence said repairs within 180 days from the date of  damage  or if commenced, Landlord has not  in fact completed such repairs within 365 days after such damage, then Tenant  may terminate this Lease by written notice to the Landlord.

(B)

Waiver of Rights Under Statute.  The existence of any present or future law or statute notwithstanding, Tenant waives all right to quit or surrender the Leased Property or any part thereof by reason of any casualty to the restoration.  It is the intention of the Landlord and Tenant that the foregoing is an Aexpress agreement to the contrary@ as provided in Section 227 of the New York Real Property Law.

(C)

Condemnation or Taking.  If there shall be a taking of all or a portion of the Leased Property by federal, state, county, city or other authority for public use, or under any statute, or by right of eminent domain (a "Taking"), which results in a termination of the Ground Lease, then this Lease shall terminate as of the same date of the termination of the Ground Lease and the rent shall be adjusted as of the date of such termination of this Lease.

(D)

Partial Taking.  If there shall be a partial Taking of the Leased Property which shall not result in a termination of the Ground Lease, then Landlord shall, at its own cost and expense, restore the remaining portion of the Leased Property as soon as possible and the rent shall be equitably apportioned according to the space taken; provided, however, that Tenant shall be permitted to terminate this Lease upon written notice to Landlord within thirty (30) days after the date upon which the Tenant shall have received notice of the condemnation from Landlord in the event that, in the exercise of its reasonable judgment, Tenant determines that, after the Taking, there will not be a sufficient amount of space left in the Leased Property within which Tenant may reasonably conduct its intended use of the Leased Property.  If, in the event of a Partial Taking, the remainder of the Leased Property becomes unavailable for use during the period of the Landlord's repairs, rent shall abate on and after the date that the condemning authority takes possession until the date of completion of the repairs.

(E)

Awards.  All compensation awarded or paid upon such a total or partial Taking of the Leased Property shall belong to and be the property of the Landlord without any participation by the Tenant; provided, however, that Tenant shall not be precluded from prosecuting any claims directly against the condemning authority for moving expenses or other awards specifically set aside for tenants of the Building, including amounts for the value of Tenant's fixtures and Tenant's Leasehold improvements.

21.

Insurance.

(A)  By Tenant:  Tenant shall carry Commercial General Liability Insurance written on an occurrence form for the duration of this Lease.  Such insurance shall cover the Leased Property and the Tenant's contractual obligations as stipulated in this Lease.  The Commercial General Liability policy shall reflect the interests of the Landlord, any managing agent and the Ground Landlord under the Ground Lease as an additional insured.

Such insurance shall be provided in amounts not less than:

Coverage	Limits of Liability

General Aggregate Limit	$5,000,000
Products/Completed Operations Aggregate Limit	$5,000,000
Personal/Advertising Injury Occurrence Limit	$5,000,000
Each Occurrence Limit	$5,000,000
Fire Damage (any one fire)	$300,000
Medical Expenses (any one person)	$5,000

Prior to occupying the Leased Property, Tenant shall provide a Certificate of Insurance to the Landlord evidencing coverages in compliance with the above requirements.  The Certificate of Insurance shall provide thirty (30) days advance written notice (if reasonably available) to the Landlord in the event of the cancellation, change and/or non-renewal of the coverages certified.  The Certificate of Insurance shall be renewed and filed with the Landlord annually for the duration of this Lease.  A copy of the Certificate of Insurance shall be provided to Landlord upon ten (10) days written notice.

(B)

By Landlord:   Throughout the Initial Term and any renewal term, Landlord shall for the benefit of itself, its mortgagee and as to general liability coverage, to the extent applicable, Tenant, obtain or cause to be obtained the following insurance from responsible, solvent insurance companies authorized to do business in the State of New York:

(1)

Property Insurance.  Sufficient coverage for the Building, against fire and casualty loss or damage (including vandalism malicious mischief, and extended coverage) for full replacement cost thereof.

(2)

Comprehensive General Liability Insurance. With limits of at least $5,000,000 for bodily injury and property damage combined each occurrence.

(3)

Such other insurance coverage as may be required by any mortgagee or ground lessor of Landlord.

(4)

loss of rent coverage for a period of 12 months.

(C)

Waivers of Subrogation:  Landlord and Tenant each hereby releases the other, its officers, directors, members, employees and agents, from liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property to the extent covered by valid and collectable insurance with standard extended coverage endorsement, even if such loss or damage shall have been caused  by the fault or negligence of the other party, or anyone for whom such party may be responsible.  However, this release shall apply only to loss or damage actually recovered from an insurance company.

22.

Rules and Regulations.

(A)

Tenant's Obligation.  Tenant shall abide by and observe the rules and regulations marked Exhibit G (the "Rules and Regulations") and such other rules and regulations which are necessary for the safety, security, care and appearance of the Building or the preservation of good order therein, or for the operation and maintenance of the Building or equipment therein, provided the same are in conformity with common practice and usage in similar buildings, are not inconsistent with the provisions of this Lease and apply to all tenants and occupants of the Building, and provided further that a copy thereof is received by Tenant.

(B)

Conflict.  If there is a conflict between or ambiguity created by the provisions of this Lease and rules and regulations published pursuant to this paragraph the provisions of this Lease shall control and be binding on the parties hereto.

23.

Assignment and Subletting.

(A)

In General.  Tenant shall have the right to assign or sublet all or a part of the Leased subject to Landlord=s approval, which approval shall be not be unreasonably withheld; conditioned or delayed  (and in any event Landlord shall respond to such request within 15 calendar days) and provided that the use of the subleased property shall be subject to all of the terms, covenants and conditions of the Lease and the Ground Lease and subject to the approval of Landlord’s mortgagee (subject to the provisions of any subordination non-disturbance and attornment agreement between such mortgagee and Tenant).  The Tenant shall remain primarily liable for the rent reserved in this Lease Agreement and the performance of all of its terms and conditions notwithstanding any such assignment or subletting.  The collection or acceptance of any rent or additional rent by the Landlord shall not be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant, or release of the Tenant from the further performance of the terms and conditions of this Lease.  Landlord's consent to an assignment or sublease shall not be construed to relieve Tenant from obtaining Landlord's written consent for any further assignment or sublease.   It is hereby expressly understood and agreed, however, that Tenant may assign, sublease or otherwise transfer this Lease, and the term and estate hereby granted, to any corporation into which Tenant is merged or with which Tenant is consolidated, or to which all or substantially all of the assets or ownership interests of Tenant are transferred, or any transaction with an entity controlling, controlled by or under common control with Tenant, with notice to Landlord but without the prior written consent of Landlord.

(B)

Instruments of Assignment.  No assignment or subletting shall be valid or effective until there is delivered to Landlord a duplicate original of the written instrument of assignment or sublease containing the name and address of the assignee or subtenant and an express assumption by the assignee or subtenant of this Lease Agreement and of all of the obligations under this Lease to be performed by the Tenant.

(C)

Instruments of Subletting.  Any sublease(s) consented to by Landlord must provide that Tenant (as sublandlord) assigns all rents under the sublease to Landlord and in the event of default by Tenant hereunder upon written notice from Landlord all rents under such sublease(s) shall be paid by the subtenants to Landlord.

24.

Subordination and Attornment.  This Lease shall be subordinate and subject to all ground and underlying leases and to any first mortgages thereon and to any first mortgages covering the fee or ground leasehold interest of the project, and to all renewals, consolidations, amendments, modifications or replacements thereof; provided, however, that with respect to any existing ground lease, underlying lease and/or mortgage, simultaneously with the execution of this Lease and, with respect to any future mortgage or ground or underlying lease, on or before the effective date thereof, Landlord shall obtain from the mortgagee, or the lessor under any such lease a written agreement with Tenant in substantially the form attached hereto and marked Exhibit H.  The agreement shall be binding on their respective legal representatives, successors and assigns and shall provide, among other provisions, that so long as this Lease shall be in full force and effect and the Tenant is not in default hereunder beyond any applicable notice and grace periods (1) Tenant shall not be joined as a defendant in any proceeding which may be instituted or to foreclose or enforce the mortgage or lease; (2) Tenant's possession and use of the project in accordance with the provisions of this Lease shall not be affected or disturbed by reason of the subordination to or any modification of or default under the mortgage or lease; and (3) the  mortgagee or lessor will make available to Landlord the insurance proceeds payable under policies of insurance required to be carried by Landlord in Article 21 for the purposes agreed upon in Article 9 If  any such lessor or mortgagee or any successor in interest shall succeed to the rights of Landlord under this Lease, whether through possession, surrender, assignment, subletting, judicial or foreclosure action, or delivery of a deed or otherwise, Tenant will attorn to and recognize such successor-landlord as Tenant's landlord and the successor-landlord will accept such attornment and recognize Tenant's rights of possession and use of the Leased Property in accordance with the provisions of this Lease.  This clause shall be self-operative and no further instrument of attornment or recognition shall be required.

25.

Landlord's Exoneration.  The Landlord shall not be liable for injury or damage to person or property occurring within or about the Leased Property, except to the extent that the injury or damage is caused by or results directly from the negligent or intentional acts or omissions of the Landlord, or any of the Landlord's agents, employees or contractors and such loss, injury or damage is not covered by an insurance policy with respect to such loss, injury or damage..

26.

Indemnification.

(A)

Indemnification of Landlord by Tenant.

(1)

Basic Provisions.  Subject to the provisions of subparagraph 26(A), the Tenant shall indemnify the Landlord against all liabilities, expenses, and losses incurred by the Landlord (including attorneys= fees) as a result of: (1) failure to perform or observe any term or provision required to be performed or observed by the Tenant hereunder; (2) any accident, injury, or damage which shall happen in or about the Leased Property except to the extent caused by the acts or omissions of Landlord, its employees, agents, licensees or contractors; (3) Tenant=s failure to comply with any requirements of any governmental authority; and (4) except with respect to the Work performed by Landlord any mechanic=s lien, or security agreement, filed against the Leased Property, any equipment therein, or any material used in the construction or alteration of the Building or improvements thereon to the extent that the same relates exclusively to work or materials supplied to the Leased Property at Tenant=s request.

(2)

Liability for Acts of Employees, Etc.  The Tenant=s indemnity obligations as set forth in subparagraph 26(A)(1) above shall extend to any and all acts or omissions of the Tenant, as well as the Tenant=s employees, agents, licensees and contractors.

(3)

Fees and Expenses.  If any action or proceeding shall be instituted in which: (i) Landlord shall be made a party; and (ii) a claim or cause of action is asserted against Landlord based upon an act, omission or occurrence as to which Tenant has a duty of indemnification under subparagraph 26(A)(1) above, Tenant shall indemnify defend and hold Landlord harmless from all liabilities by reason thereof.

(4)

Subrogation.  Upon Tenant=s fully assuming and performing its obligations as set forth in subparagraphs 26(A)(1) through (3) above, the Tenant shall be subrogated to any rights of the Landlord against any other parties.  The Landlord shall promptly notify the Tenant of any claim asserted against the Landlord which Landlord claims to be covered pursuant to subparagraph 26(A)(1) above and shall promptly deliver to the Tenant the original or a true copy of any summons or other process, pleading, or notice issued in any suit or other proceeding to assert or enforce any such claim.  The Tenant shall have the right and duty to defend any such suit.  If Landlord fails to provide Tenant with the required notice of any such claim, Tenant shall have no duty to indemnify, defend or hold Landlord harmless in connection therewith.  After notice to the Landlord that Tenant is assuming the defense of a covered claim or action, Tenant will not be liable to the Landlord for any attorneys= fees or other expenses incurred by the Landlord on or after the date of such notice for investigation or defense of the covered claim or action.

(5)

Insurance.  The Tenant=s obligation to indemnify the Landlord hereunder shall only apply to the extent any liability, loss or expense incurred by Landlord (including attorneys= fees) not covered by insurance maintained by Tenant or by Landlord.

(B)

Indemnification of Tenant by Landlord.

(1)

Basic Provisions.  Landlord shall indemnify the Tenant against all liabilities, expenses, and losses incurred by the Tenant (including attorneys= fees) as a result of: (1) failure to perform or observe any term or provision required to be performed or observed by the Landlord hereunder; (2) any accident, injury, or damage which shall happen in or about any portion of the Building other than the Leased Property (including, without limitation, the common areas), or the land upon which the Building is located, except to the extent caused by the acts or omissions of Tenant, its employees, agents, licensees or contractors; (3) Landlord=s failure to comply with any requirements of any governmental authority; and (4) any mechanic=s lien, security agreement, mortgage lien, judgment lien or other encumbrance filed against the Leased Property, any equipment therein, or any material used in the construction or alteration of the Building or improvements thereon to the extent that the same is not attributable to any act, omission or conduct of the Tenant, its employees, agents, licensees or contractors, or to work or materials supplied to the Leased Property at Tenant=s request.

(2)

Liability for Acts of Employees, Etc.  The Landlord=s indemnity obligations as set forth in subparagraph 26(B)(1) above shall extend to any and all acts or omissions of the Landlord, as well as the Landlord=s employees, agents, licensees and contractors.

(3)

Fees and Expenses.  If any action or proceeding shall be instituted in which: (i) Tenant shall be made a party; and (ii) a claim or cause of action is asserted against Tenant based upon an act, omission or occurrence as to which Landlord has a duty of indemnification under subparagraph 26(B)(1) above, Landlord shall indemnify and hold Tenant harmless from all liabilities by reason thereof.

(4)

Subrogation.  Upon Landlord=s fully assuming and performing its obligations as set forth in subparagraphs 26(B)(1) through (3) above, the Landlord shall be subrogated to any rights of the Tenant against any other parties.  The Tenant shall promptly notify the Landlord of any claim asserted against the Tenant which Tenant claims to be covered pursuant to subparagraph 26 (B)(1) above and shall promptly deliver to the Landlord the original or a true copy of any summons or other process, pleading, or notice issued in any suit or other proceeding to assert or enforce any such claim.  The Landlord shall have the right and duty to defend any such suit.  If Tenant fails to provide Landlord with the required notice of any such claim, Landlord shall have no duty to indemnify, defend or hold Tenant harmless in connection therewith.  After notice to the Tenant that Landlord is assuming the defense of a covered claim or action, Landlord will not be liable to the Tenant for any attorneys= fees or other expenses incurred by the Tenant on or after the date of such notice for investigation or defense of the covered claim or action.

(5)

Insurance.  The Landlord=s obligation to indemnify the Tenant hereunder shall only apply to the extent any liability, loss or expense incurred by Tenant (including attorneys= fees) is not covered by insurance maintained by Landlord or by Tenant.

27.

Notices.  Any notice, consent or request required or permitted under this Lease Agreement shall be in writing and will be deemed sufficiently given if delivered personally with receipt or sent by registered or certified mail, return receipt requested, or by nationally recognized overnight courier service to the respective parties at the following addresses:

If to Landlord:

Columbia 677 L.L.C.

302 Washington Avenue Extension

Albany, New York 12207

Attention: Joseph R. Nicolla

With a Copy To:

Thomas G. Mazzotta, Esq.

Segel, Goldman, Mazzotta & Siegel, P.C.

9 Washington Square

Albany, New York 12205

If to Tenant:

First Albany Companies Inc.

30 South Pearl Street

Albany, New York 12207

A notice shall be deemed given on the date personally delivered as required by this paragraph or the date two days after delivered to the care and custody of the United States Postal Service or the next day after delivering to the custody of a nationally recognized overnight delivery service and properly addressed and postage prepaid as required by this paragraph.

28.

Modification and Waivers.

(A)

No Oral Modifications or Discharge.  This Lease Agreement may not be discharged or terminated, nor may it be changed, modified or supplemented orally, but only by a document in writing, signed by both Landlord and Tenant.

(B)

No Waiver by Implication; No Oral Waivers.  The failure of either party to seek redress for any default, or to insist upon the strict performance of any covenant or condition of this Lease shall not constitute an implied waiver, and shall not prevent any subsequent act or omission from having all the force and effect of any original default.  The receipt by Landlord of rent or payment of rent by Tenant with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach.  No provision of this Lease shall be deemed to have been waived by either party, unless such waiver be in writing signed by such party.  No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

29.

Memorandum of Lease.  This Lease shall not be recorded.  The parties agree to file a memorandum of this Lease in the County Clerks Office

30.

Estoppel Certificates.  Each party agrees at any time, and from time to time, upon not less than ten (10) days prior notice by the other party, to execute, acknowledge, and deliver to the other party, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) stating the dates to which the fixed base rent and additional rent have been paid, and stating whether or not to the best knowledge of the signer, there exists any default by the other and, if so, specifying each such default.  It is the parties intent that any such statement delivered pursuant hereto may be relied upon by other party and by any mortgagee or prospective mortgagee of any mortgage affecting the Building or Tenant's interest in this Lease, and by any subtenant or assignee.  In addition to the foregoing, Tenant shall execute the estoppel certificate substantially in the form set forth in Exhibit I attached hereto.

31.

Environmental Waste Matters

(A) (i)Tenant shall not bring, keep, discharge or release or permit to be brought, kept, discharged or released, in or from the Leased Property any Hazardous Materials  except in the ordinary course of Tenant=s business and in compliance with all applicable federal, state and local laws, regulations or ordinances.  As used in this Lease, "Hazardous Materials" shall mean any toxic or hazardous substance, material or waste or any other contaminant or pollutant which is or becomes regulated by any federal, state or local law, ordinance, rule or regulation and shall include asbestos and petroleum products and the terms "Hazardous Substance" and "Hazardous Waste" as defined in the Comprehensive Environmental Response, Compensations and Liability Act, as amended, 42 U.S.C. '9601 et. seq. and the Resource Conservation and Recovery Act ("RCRA"), as amended, 42 U.S.C. ' 6901 et. seq.  Any Hazardous Materials shall be used, kept, stored and disposed of in accordance with all applicable federal, state and local laws.  Tenant shall comply with all federal, state and local reporting and disclosure requirements with respect to Hazardous Materials applicable in its business operations on the Leased  Premises.  Upon the written request of Landlord, Tenant shall provide periodic written reports of the type and quantities of any and all Hazardous Materials, waste and contaminants (whether or not believed by Tenant to be Hazardous Materials) used, stored or being disposed of by Tenant in or from the Leased Property or the Project.

(ii)

Should any governmental authority or any third party  demand that a cleanup plan be prepared  or that a clean-up or other remediation action be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Leased Property or the Project and which arises as a result of any act or omission of Tenant at or on the Leased Property or the Project, then Tenant shall, at Tenant's own expense, prepare and submit any required bonds and other financial assurances; and Tenant shall carry out all such required cleanup plans or other remediation action to Landlord=s reasonable satisfaction.

(iii)

Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Materials by Tenant that is requested by Landlord. If Tenant fails to comply with any of its obligations under this Article within a reasonable time, Landlord may do so; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to comply with such obligations.  No such action by Landlord and no attempt made by Landlord to mitigate damages under any applicable law shall constitute a waiver of any of Tenant's obligations under this Article.

(B)

Landlord represents and warrants that, to its actual knowledge (a) neither Landlord nor any third party has caused or permitted any activity to take place on, in or under the Leased Property or the Project which has generated, manufactured, treated, stored, handled, disposed, produced or processed any Hazardous Materials except in compliance with all applicable federal, state and local laws, regulations or ordinances, and has not caused nor permitted and has no knowledge of any release, discharge or disposal of any Hazardous Materials on, in or under the Leased Property or the Project; (b) Landlord is in compliance with all federal, state and local requirements relating to protection of health or the environment in connection with its ownership or use of the Leased Property or the Project; (c) Landlord knows of no action brought by or threatened by any governmental agency against Landlord or any previous or prior tenant of Landlord to enforce any law, regulation or ordinance relating to protection of health or the environment or any litigation brought or threatened, or any settlements reached by any person(s) or group(s) alleging Hazardous Materials on or arising from any activity conducted on the Leased Property; and (d) there are no underground storage tanks located on or under the Leased Property.

(C)

Anything in this Lease to the contrary notwithstanding, Tenant will indemnify, defend and hold Landlord, Landlord's lender, the manager of the Building and their respective constituent members, employees and agents harmless from and against any and all liabilities, claims, damages, penalties, expenditures, loss, demands, defenses, judgements, suits, actions, proceedings, or charges, including but not limited to, all reasonable costs of legal and expert fees and disbursements and of investigations, monitoring, legal representations, remedial response, removal, restoration or permit acquisitions, which may be required, undertaken, offered, paid, awarded or otherwise incurred as a result of  any Hazardous Materials existing on, in or under the Leased Property or the Project, arising from the acts or omissions of the Tenant or any of its employees, agents, licensees, invitees or contractor’s activities on or about the Leased Property.

(D)   Anything in this Lease to the contrary notwithstanding and except to the extent arising from acts or omissions of the Tenant or any of its employees, agents, licensees, invitees or contractors, Landlord will indemnify, defend and hold Tenant and its  members, officers, employees and agents  harmless from and against any and all liabilities, claims, damages, penalties, expenditures, loss demands, defenses, judgements, suits, actions, proceedings, or charges including, but not limited to, all reasonable costs of legal and expert fees and disbursements and of  investigations, monitoring, legal representations, remedial response, removal, restoration or permit acquisition, which may be required, undertaken, offered, paid, awarded or otherwise incurred as a result of any Hazardous Materials existing on, in or under the Leased Property or the Project.

(E)   The obligations and liabilities under this Article shall survive the expiration or termination of this Lease.

32.

Right of First Offer.  Subject to the terms and conditions of this Section 32, and subject to the expansion provisions contained in the original leases executed by Landlord as part of Landlord’s initial lease-up of the Building, Tenant shall have a "Right of First Offer" to lease any space in the Building (the “ROFO Space”) for a term which shall be coterminous with the Term then in effect provided that if the ROFO Space is offered within the last two (2) years of the term, Tenant shall exercise its option to renew simultaneously with the exercise of the Right of First Offer.  In such event, if Tenant withdraws its Tenant Renewal Notice set forth in Section 4(E) hereof such that the option to renew is cancelled, Tenant will automatically be deemed to have waived its rights with respect to the ROFO Space.  Landlord will notify Tenant of its plans to market any portion of the ROFO Space for lease to any unrelated third party.  Landlord's notice shall specify the size and location of the ROFO Space that it plans to market, Landlord’s estimate of the Fair Market Rental Value (as defined in Section 4E) for such ROFO Space, the date of availability of such ROFO Space and all other material terms and conditions which will apply to such ROFO Space.  Tenant will notify Landlord within ten (10) business days of Landlord's notice if Tenant wishes to lease such ROFO Space from Landlord on the terms and conditions so specified and otherwise on substantially the same terms and conditions as contained in this Lease.  If Tenant notifies Landlord that it wishes to lease the ROFO Space, Landlord and Tenant shall execute an amendment to this Lease incorporating the ROFO Space into the Premises upon the terms contained in Landlord's notice within ten (10) business days.  If Tenant fails to notify Landlord within said ten (10) business day period that Tenant intends to lease such ROFO Space, Tenant shall be deemed to have waived its rights with respect to the ROFO Space and Landlord shall be entitled to lease all or any portion of such ROFO Space to any third party or parties at a net effective rental rate no less than ninety-five percent (95%) of the rental offered to Tenant, and otherwise on substantially the same terms as contained in Landlord’s notice to Tenant.  Upon the expiration or earlier termination of the term (including extension terms, if any) of any lease for any portion of the ROFO Space entered into by Landlord pursuant to the immediately prior sentence, and the surrender of possession of the ROFO Space to Landlord, Tenant shall again have a Right of First Offer to lease such ROFO Space subject to all of the other terms and conditions of this Section 32

33.

Parking.  During the Term of the Lease, Tenant shall also rent from Landlord 5parking spaces in the parking area which will be located below the Building.  The rent for the parking spaces shall be $165.00 per month per space for a total payment of $9,900.00 per year.  (“Parking Rent”).  The Parking Rent shall be paid on a monthly basis of $165.00 per space per month (in advance) in accordance with Section 4 of this Lease.  During any renewal term, the Parking Rent shall be determined in accordance with Section 4(E) of this Lease. Subject to availability, Tenant shall have the right to rent additional parking spaces on a monthly basis at a rental of $165.00 per month per space.  In the event Tenant desires to terminate its rental of some or all of the parking spaces, Tenant shall provide one full month’s prior written notice to Landlord and upon the last day of said month the lease of the applicable parking space(s) shall terminate.

34.

Construction and Miscellaneous.

(A)

Governing Law.  This Lease shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (excluding conflict of law provisions).

(B)

Grammatical Usage.  In construing this Lease, feminine or neuter pronouns shall be substituted for those masculine in form, and vice versa, and plural terms shall be substituted for singular and singular for plural, in any place in which the context so requires.

(C)

Terms Inclusive.  The term "Landlord" and "Tenant" shall include the parties named in this Lease, their legal successors in interest, and all permitted assigns.

(D)

Captions.  Captions are inserted in the Lease only as a matter of convenience and for reference and in no way define, limit or describe the scope of intent of this Lease or in any way affect this Lease.

(E)

Severability.  If any term or provision of this Lease shall, to any extent, be declared to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and the balance of the terms and provisions of this Lease shall be valid and enforceable to the fullest extent permitted by Law.

(F)

Counterparts.  This Lease may be executed in several counterparts, and any signed counterpart shall constitute a legal original for all purposes.  Any such counterparts may be introduced into evidence in any action or proceeding without having to produce the others.

(G)

Tenant Financial Statement.  Upon the written request of lender, Tenant agrees to provide directly to the lender (a) within 90 days after the end of each fiscal year, consolidated statements of Tenant's income and cash flow and its consolidated balance sheet as of the end of such fiscal year audited by a certified public accountant or chartered accountant acceptable to Landlord=s lender and (b) within 90 days after the end of each fiscal year, the annual report showing consolidated statements of income and cash flow and a consolidate balance.  Said financial statements shall be kept confidential by the Landlord.  Notwithstanding, this paragraph does not apply provided the Tenant is a publicly traded company/

(H)

Further Action.  The parties shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purpose of this Agreement.

(I)

Exclusive Agreement.  This Lease constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.  No covenant, representation or condition not expressed in this Lease shall affect, or be deemed to interpret, change or restrict the express provisions hereof.

(J)

Trial by Jury.  It is mutually agreed between the Landlord and the Tenant that each of them shall, and hereby does, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of, or in any way connected with, this Lease, the Tenant's use or occupancy of the Leased Property, and any claim of injury or damage related to any of the same.

(K)

Amendment or Termination.  Except as otherwise provided herein, this Lease may be modified or amended only with the prior written approval of both parties, and it may not be discharged or terminated except in writing.

(L)

Authorizations and Representations.  Each party hereby severally represents that it has been duly authorized to execute, deliver and perform this Lease through its members, officers or agents signing on its behalf and affixing any appropriate seal hereto.

(M)

Reserved.

(N)

Lease Interest Rate.  Whenever this Lease refers to Ainterest@ whether by payment from Landlord to Tenant, or Tenant to Landlord, or by deduction or addition to rent, the same shall be computed at a rate equal to the APrime Rate@ (as defined herein) plus four percent (4%).  If, however, payment of interest at such rate by Landlord or Tenant, as the case may be, should be unlawful (i.e., violative of the usury statutes or otherwise), the Ainterest@ shall, as against such party, be computed at the maximum lawful rate payable by such party.  APrime Rate@ shall mean the highest APrime Rate@ as published in The Wall Street Journal.  The foregoing Ainterest@ shall be called in this Lease the ALease Interest Rate@.

(O)

No Construction Against the Preparer of the Sublease.  This Lease has been prepared by Landlord and its professional advisors and reviewed by Tenant and its professional advisors.  Landlord, Tenant, and their separate advisors believe that this Lease is the product of all of their efforts, that it expresses their agreement, and that it should not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing it.

(P)

Acceptance of Sums Due Hereunder.  Landlord is entitled to accept, receive and cash or deposit any payment made by Tenant on account of this Lease in any amount whatsoever and apply the same at Landlord=s option to any obligation of Tenant under this Lease and the same shall not constitute payment of any amount owed except that to which Landlord has applied the same.

35.

Broker.  The parties mutually represent and warrant to each other that CB Richard Ellis is the exclusive broker in connection with this transaction and that neither party knows of any other broker who has claimed or may have a right to claim a commission in connection with this transaction.  Tenant shall defend, indemnify and save harmless Landlord from and against any claim which may be asserted against Landlord by any broker, except CB Richard Ellis, if the claim (a) is made in connection with this transaction and (b) Tenant employed or made use of or was responsible for the claiming broker.  Tenant shall reimburse Landlord for reasonable expenses, losses, costs and damages (including reasonable attorneys= fees and court costs if Tenant fails or refuses to defend, as herein required) incurred by Landlord in connection with such claims.  Landlord shall indemnify and save harmless Tenant from and against any claim which may be asserted against Tenant by any broker if the claim (a) is made in connection with this transaction and (b) arises out of dealings between Landlord and any claiming broker.  Landlord shall reimburse Tenant for reasonable expenses, losses, costs and damages (including reasonable attorney=s fees and court costs if Landlord fails or refused to defend as herein required) incurred by Tenant in connection with such claims.  This Article shall survive the expiration or earlier termination of this Lease.

36.

Force Majeure  The words "Force Majeure" shall mean any delay due to strikes, lockouts or other labor or industrial disturbance; civil disturbance; future order of any government, court or regulatory body claiming jurisdiction; act of the public enemy; war, riot, sabotage, blockage or embargo; inability to secure materials or their reasonable substitutes, supplies or their reasonable substitutes, or labor through ordinary sources by reason of shortages or priority or similar regulation or order of any government or regulatory body; lightning, earthquake, fire, storm, hurricane, tornado, flood, washout or explosion, or act or omission of one party hereto which prevents the party claiming delay from complying, or which materially and adversely interferes with the claiming party's ability to comply with an obligation under this Lease on its part to be performed.  Any time limits required to be met by either party hereunder, whether specifically made subject to Force Majeure, shall, unless specifically stated to the contrary elsewhere in this Lease, be automatically extended by the number of days by which any performance called for is delayed due to Force Majeure.

[remainder of page left blank intentionally]

#

Final Lease 8.07.03

IN WITNESS WHEREOF, the parties have executed this Sublease Agreement as of the date first above written.

LANDLORD:	COLUMBIA 677, L.L.C.

By:	/S/JOSEPH R. NICOLLA
Name: Joseph R. Nicolla
Title:

TENANT:	FIRST ALBANY COMPANIES INC.

By:	/S/STEVEN R. JENKINS
Name:
Title:

STATE OF NEW YORK

)

)SS.:

COUNTY OF  ALBANY

)

On the 8th day of August in the year 2003 before me, the undersigned, personally appeared

JOSEPH R. NICOLLA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ANNETTE M. HARRIS

Notary Public, State of New York

Qualified in Albany County

No. 4971040

Commission expires August 20, 2006

STATE OF NEW YORK

)

)SS.:

COUNTY OF   ALBANY

)

On the 12TH day of August  in the year 2003 before me, the undersigned, personally appeared

STEVEN R. JENKINS, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/LENORE AHLQUIST

Notary Public, State of New York

Qualified in Saratoga County

No. 01AH4081405

Commission expires June 30, 2007

#

Final Lease 8.07.03

EXHIBIT A

SITE PLAN

Final Lease 8.07.03

EXHIBIT B

GROUND LEASE

Final Lease 8.07.03

EXHIBIT C

LEASED PROPERTY

Final Lease 8.07.03

EXHIBIT D

TEST FIT PLANS AND DESIGN CRITERIA

Final Lease 8.07.03

EXHIBIT E

BUILDING PLANS

EXHIBIT F

MAINTENANCE SERVICES

I.

Work, Labor, Services, Materials and Equipment Scope of Work:

SPECIFICATIONS:

(D) daily     (W) weekly   (2W) twice weekly   (M) monthly   (2M) twice monthly

(Q) quarterly    (A) annually    (2A) twice annually

1.

ENTRANCES AND VESTIBULES

1.

Spot clean entrance glass to remove fingerprints and smudges (D)

2.

Wash entrance door glass (D)

3.

Sweep (D)

4.

Damp mop to remove spills and tracking (D)

5.

Low and high dust (2W)

6.

Dust all horizontal surfaces (D)

7.

Vacuum walk-off mats (D)

8.

Clean metal on doors inside and out (W)

2.

LOBBY

1.

Empty waste receptacles and replace liners (D)

2.

Remove trash to designated area (D)

3.

Spot clean inside and outside of soiled waste receptacles (M)

4.

Dust desks(if cleaned off), tables, file cabinets and other level surfaces in reception area (D)

5.

Dust file cabinets, cabinet fronts, wrought iron trim and windowsills (D)

6.

Wash fingerprints from desk tops - reception area (as long as items are removed by tenant from desk tops)(D)

7.

Dust, wipe and damp all telephones, including ear and mouthpiece (W)

8.

Spot clean doors, door frames and light switches to remove fingerprints and smudges (D)

9.

Clean and disinfect water coolers (D)

10.

Dust all venetian blinds (M)

11.

Vacuum upholstered furniture (M)

12.

Dust all surfaces above normal reach including sill, ledges, moldings,

shelves, door frames, pictures and vents - normal office height to nine feet (M)

13.

Spot clean partition glass (D)

14.

Thorough cleaning of partition glass (W)

15.

Spot clean office door glass (D)

16.

Wash office door glass - if applicable (W)

17.

Dust all table legs and rungs, baseboards, ledges, moldings and other low reach areas (W)

18.

Dust air vents (M)

3.

LUNCH ROOM - if applicable

1.

Empty waste receptacles and replace liners (D)

2.

Spot clean outside of waste receptacles (W)

3.

Dust all reachable horizontal surfaces (D)

4.

Damp wipe table tops thoroughly (D)

5.

Wash chair seats and backs to remove spills and stains (W)

6.

Dust all surfaces above normal reach including sills, ledges, moldings,

shelves, door frames, pictures and vents (M)

7.

Dust all table legs and rung, baseboards, ledges, moldings and other low reach areas (M)

8.

Damp wipe sink and counter tops (D)

9.

Polish all stainless steel or chrome (D)

10.

Damp mop tiled floors to remove spills and tracking (D)

4.

LAVATORIES (Restrooms)

1.

Replenish toilet tissue, hand soaps and towels  (D)

2.

Empty waste receptacles and replace lines (D)

3.

Disinfect toilets, bowls (exterior and interior), seats, urinals, wash basins and dispensers (D)

4.

Damp wipe or spot clean mirrors (D)

5.

Maintain horizontal surfaces and vents to keep dust free (D)

6.

Damp wipe or spot clean partitions, walls, doors, door frames and light switches to remove smudges and fingerprints (D)

7.

Polish all stainless steel or chrome fixtures (D)

8.

Mop entire floor using a disinfectant solution(D)

9.

Wash ceramic tiled walls (M)

10.

Machine scrub and rinse floor (Q)

A.

Clean partitions (M)

11.

Clean air vents (M)

1.

STAIRWAYS (NON CARPETED)

1.

Sweep stairs and landings (D)

2.

Dust hand rails (W)

3.

Damp wipe hand rails (2M)

4.

Damp mop stairs and landings (D)

5.

High dust/low dust (2W)

2.

FLOOR CARE - VINYL TILE SURFACES

1.

Remove dust from floor using a chemically treated dust mop head (D)

2.

Damp mop floor to remove spills or tracking (D)

3.

Strip and wax 2 times per year

3.

FLOOR CARE - CERAMIC TILE FLOOR SURFACES (RESTROOMS)

1.

Sweep floors thoroughly (D)

2.

Damp mop floors using a disinfectant solutions (D)

3.

Machine scrub and rinse floors using a disinfectant solution (Q)

4.

FLOOR CARE - CARPETED SURFACES

1.

Full vacuuming (D)

2.

Edge vacuuming (W)

3.

Spot clean carpeting (D)

4.

Shampoo corridors and traffic aisles 2x year.

I.

PAPER PRODUCTS - Paper supplies - jumbo toilet tissue, 8" roll paper towels, plastic trash liners, and hand soap will be provided by LANDLORD with no extra charge. Feminine products, toilet seat covers, and paper towels for kitchens with be TENANT responsibility.

5.

CLEANING CHEMICALS - Will be provided by the janitorial service.

6.

CLEANING EQUIPMENT - Will be provided by the janitorial service.

7.

RECYCLING PROGRAMS - Will be the responsibility of the TENANT, for the cost, set up, scheduling, and over seeing.

8.

DUMPSTERS - Trash & cardboard containers will be furnished by the LANDLORD.

9.

WINDOWS - Exterior window to be cleaned semi-annually (2A).  Interior windows to be cleaned annually (A).

Final Lease 8.07.03

EXHIBIT G

RULES AND REGULATIONS

1.

Sidewalks, doorways, vestibules, halls, stairways, elevator lobbies, elevator, janitorial and electric closets, and other similar common areas of the Building may not be used for the storage of materials or disposal of trash, obstructed by any tenant, or used by any tenant for any purpose other than movement about the Building.

1.

Plumbing fixtures may be used only for the purposes for which they are designed, and no sweepings, rubbish, rags or other unsuitable materials may be disposed in them.

2.

Movement in or out of the Building of furniture, office equipment or any other bulky or heavy materials is restricted to hours reasonably designated by Landlord.  Landlord will determine the method and routing of the movement of such items to ensure the safety of persons and property, and Tenant will be responsible for all associated costs and expenses.  Reasonable prior notice of intent to move such items must be given to Landlord.

3.

Delivery vehicles are permitted only in areas designated by Landlord for deliveries to the Building.  No carts or dollies are allowed through the main entrances of the Building or on passenger elevators without the prior consent of the Landlord which may be oral.  Use of such equipment on the freight elevators is acceptable.

4.

Landlord must approve the proposed weight and location of any safes and heavy furniture and equipment, which must in all cases stand on supporting devices approved by Landlord in order to distribute the weight.

5.

Corridor doors that lead to common areas of the Building (other than doors opening into the elevator lobby on floors leased entirely to a tenant) must be kept closed at all times.

6.

Each tenant must cooperate with Landlord to keep its leased premises neat and clean.

7.

The disposal of trash or storage of materials is prohibited in all common areas of the Building.

8.

No birds, fish, or other animals may be brought into or kept in, on, or about the Building (except for seeing-eye dogs).  A fish aquarium is acceptable to Landlord.

9.

[INTENTIONALLY DELETED PRIOR TO EXECUTION]

10.

Each tenant will comply with all security procedures during business hour, after hours and on weekends.  Landlord will give each tenant prior notice of the security procedures.

11.

[INTENTIONALLY DELETED PRIOR TO EXECUTION]

12.

No flammable or explosive fluids or materials may be kept or used within the Building except in areas approved by Landlord and each tenant must comply with all applicable building and fire codes.

13.

Final Lease 8.07.03

14.

No machinery of any kind other than normal office equipment may be operated by any tenant in its premises without the prior written consent of the Landlord.

15.

Canvassing, peddling, soliciting and distribution of hand bills in the Building ~~or in the parking areas~~ is prohibited.  Tenants will notify Landlord if such activities occur.

16.

Landlord=s prior approval is required for access to Building mechanical, telephone or electrical rooms.  Tenants will be responsible for contacting Landlord in advance for clearance of tenant=s contractors.

17.

Smoking is not permitted anywhere in the Building or at either main entrances to Building.  Landlord will provide a designated smoking area for use by the Tenants of the Building.

18.

Tenant may not install, leave or store equipment, supplies, furniture or trash outside its premises.

19.

Each tenant shall provide Landlord with names and telephone numbers of individuals who should be contacted in an emergency.

20.

Tenants must comply with the Building=s life safety program established by Landlord, including without limitation, fire drills, training programs, and fire warden staffing procedures, and must use reasonable efforts to cause all tenant employees, invitees, and guests to comply with such program.  Landlord shall give Tenant reasonable advanced notice for fire drills.

21.

If a tenant requires  telephonic, annunciator, or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed, and none may be introduced or placed except as Landlord may approve.  Electrical current may not be used for space heaters, cooking or heating devices or similar apparatus without the Landlord=s prior written permission.  Landlord permits microwave ovens.

22.

Nothing may be swept or thrown into corridors, halls, elevator shafts or stairways.

23.

No portion of any tenant=s premises may be used or occupied as sleeping or lodging quarters, nor may personnel occupancy loads exceed one (1) persons per 100 gross square foot.

24.

Tenant must refer all contractor=s, contractor=s representatives, and installation technicians tendering any service to them to Landlord for Landlord=s supervision, approval and control before the performance of any contractual services.  This provision applies to all work performed in the Building, including without limitation, installation of telephones, telegraph equipment, electrical devices and attachments, and installations affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other portions of the Building.

25.

All communications to Landlord in connection with these rules shall be addressed to Landlord=s property manager, and any approvals required of Landlord under these rules shall be obtained from or through Landlord=s property manager.

26.

Landlord reserves the right to reasonably change, amend or otherwise revise the Building Standard Rules and Regulations in writing as Landlord deems necessary which shall not adversely effect the Tenant.

EXHIBIT H

SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE

AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE, ESTOPPEL AND ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of                         , _____ (the "Effective Date”), between[______________] a bank organized and existing under and by virtue of the laws of ____________________________, whose address is ________________________________ ________________(“Mortgagee), and

  , a                          , whose address is

                                (“Tenant”), with reference to the following facts:

A.

 , a

       , whose address is                      (“Landlord”), owns the fee interest in real property located at 677 Broadway, Albany, New York (such real property, including all buildings, improvements, structures and fixtures located thereon, “Landlord Premises”).

B.  To secure the Loan, Landlord has encumbered Landlord’s Premises by entering into that certain mortgage,  dated

, in favor of Mortgagee (as amended, increased, renewed, extended, spread, consolidated, restated, or otherwise changed from time to time, the “Mortgage”) [to be] recorded in the Clerk's Office of the County of

   , State of New York (the “Land Records”).

C.  Pursuant to a Lease dated as of                              ,                , as amended on

                         ,            and                             ,           (the “Lease”), Landlord demised to Tenant a portion of Landlord’s Premises consisting of the top three floors and a portion of the next contiguous floor, as more fully described in the Lease.

D.  Tenant and Mortgagee desire to agree upon the relative priorities of their interests in Landlord’s Premises and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and sufficient consideration, Tenant and Mortgagee agree:

1.

Definitions:  The following terms shall have the following meanings for purposes of this Agreement.

1.1

Construction-Related Obligation.  A “Construction-Related Obligation” means any obligation of Landlord under the Lease to make, pay for, or reimburse Tenant for any alterations, demolition or other improvements or work at Landlord’s Premises, including Tenant’s Premises.  “Construction-Related Obligations” shall not include (a) reconstruction or repair following fire, casualty or condemnation; or (b) day-to-day maintenance and repairs.

1.2

Foreclosure Event.  A “Foreclosure Event” means (a) foreclosure under the Mortgage; (b) any other exercise by Mortgagee of rights and remedies (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Loan and/or the Mortgage, as a result of which Successor Landlord becomes owner of Landlord’s Premises; or (c) delivery by Landlord to Mortgagee (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in Landlord’s Premises in lieu of any of the foregoing.

1.3

Former Landlord.  A “Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.

1.4

Offset Right.  An “Offset Right” means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant’s payment of Rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or other applicable law) from Landlord’s breach or default under the Lease.

1.5

Rent.  The “Rent” means any fixed rent, base rent or additional rent under the Lease.

1.6

Successor Landlord.  A “Successor Landlord” means any party that becomes owner of Landlord’s Premises as the result of a Foreclosure Event.

1.7

Termination Right.  A “Termination Right” means any right of Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.

2.

Subordination.

Subject to the terms and conditions of this Agreement, the Lease shall be, and shall at all times remain, subject and subordinate to the Mortgage, the lien imposed by the Mortgage, and all advances made under the Mortgage.

3.

Non-disturbance, Recognition and Attornment.

3.1

No Exercise of Mortgage Remedies Against Tenant.  So long as the Lease has not been terminated on account of Tenant’s default that has continued beyond applicable cure periods (an “Event of Default”), Mortgagee shall not name or join Tenant as a defendant in any exercise of Mortgagee’s rights and remedies arising upon a default under the Mortgage unless applicable law requires Tenant to be made a party thereto as a condition to proceeding against Landlord or prosecuting such rights and remedies.  In the latter case, Mortgagee may join Tenant as a defendant in such action only for such purpose and not to terminate the Lease or otherwise adversely affect Tenant’s rights under the Lease or this Agreement in such action.

3.2

Non-disturbance and Attornment.  If the Lease has not been terminated on account of an Event of Default by Tenant, then, when Successor Landlord takes title to Landlord’s Premises: (a) Successor Landlord shall not terminate or disturb Tenant’s possession of Tenant’s Premises under the Lease, except in accordance with the terms of the Lease and this Agreement; (b) Successor Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (c) Tenant shall recognize and attorn to Successor Landlord as Tenant’s direct landlord under the Lease as affected by this Agreement; and (d) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant.

3.3

Further Documentation.  The provisions of this Article shall be effective and shelf-operative without any need for Successor Landlord or Tenant to execute any further documents.  Tenant and Successor Landlord shall, however, confirm the provisions of this Article in writing upon request by either of them.

4.

Protection of Successor Landlord.  Notwithstanding anything to the contrary in the Lease or the Mortgage, Successor Landlord shall not be liable or bound by any of the following matters:

4.1

Claims Against Former Landlord.  Any Offset Right that Tenant may have against any Former Landlord, other than Tenant’s rights under Section 18(A) of the Lease, relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the date of attornment.  (The foregoing shall not limit either (a) Tenant’s right to exercise against Successor Landlord any Offset Right otherwise available to Tenant because of events occurring after the date of attornment or (b) Successor Landlord’s obligation to correct any conditions that existed as of the date of attornment and violate Successor Landlord’s obligations as landlord under the Lease.)

4.2

Prepayments.  Any payment of Rent that Tenant may have made to Former Landlord more than thirty days before the date such Rent was first due and payable under the Lease with respect to any period after the date of attornment other than, and only to the extent that, the Lease expressly required such a prepayment.

4.3

Payment: Security Deposit.  Any obligation (a) to pay Tenant any sum(s) that any Former Landlord owed to Tenant or (b) with respect to any security deposited with Former Landlord, unless such security was actually delivered to Mortgagee.  This paragraph is not intended to apply to Landlord’s obligation to make any payment that constitutes a Construction-Related Obligation.

4.4

Modification, Amendment or Waiver.  Any modification or amendment of the Lease, or any waiver of any terms of the Lease, made without Mortgagee’s written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

4.5

Construction-Related Obligations.  Any Construction-Related Obligations of Former Landlord except for Landlord’s obligation to perform the Base Building Work and the Tenant’s Work pursuant to Section 2 of the Lease.

5.

Exculpation of Successor Landlord.

Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement the Lease shall be deemed to have been automatically amended to provide that Successor Landlord’s obligations and liability under the Lease shall never extend beyond Successor Landlord’s (or its successors’ or assign’s) interest, if any, in Landlord’s Premises from time to time, including insurance and condemnation proceeds, Successor Landlord’s interest in the Lease, and the proceeds from any sale or other disposition of Landlord’s Premises by Successor Landlord (collectively, “Successor Landlord’s Interest”).  Tenant shall look exclusively to Successor Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement.  If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord’s Interest (or that of its successors and assigns) to collect such judgment.  Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord.

6.

Mortgagee’s Right to Cure.

6.1

Notice of Mortgagee.  Notwithstanding anything to the contrary in the Lease or this Agreement or the Lease, before exercising any Termination Right or Offset Right, Tenant shall provide Mortgagee with notice of the breach or default by Landlord giving rise to same (the “Default Notice”) and , thereafter, the opportunity to cure such breach or default as provided for below.

6.2

Mortgagee’s Cure Period.  After Mortgagee receives a Default Notice, Mortgagee shall have a period of thirty days beyond the time available to Landlord under the Lease in which to cure the breach or default by Landlord.  Mortgagee shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Mortgagee agrees or undertakes otherwise in writing.

6.3

Extended Cure Period.  In addition, as to any breach or default by Landlord the cure of which requires possession and control of Landlord’s Premises, provided only that Mortgagee undertakes to Tenant by written notice to Tenant within thirty days after receipt of the Default Notice to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this paragraph, Mortgagee’s cure period shall continue for such additional time, but in no event longer than an additional thirty (30) days (the “Extended Cure Period”) as Mortgagee may reasonably require to either (a) obtain possession and control of Landlord’s Premises and thereafter cure the breach or default with reasonable diligence and continuity or (b) obtain the appointment of a receiver and give such receiver a reasonable period of time in which to cure the default.

7.

Confirmation of Facts.

Tenant represents to Mortgagee and to any Successor Landlord, in each case as of the Effective Date:

7.1

Effectiveness of Lease.  The Lease is in full force and effect, has not been modified, and constitutes the entire agreement between Landlord and Tenant relating to Tenant’s Premises.  Tenant has no interest in Landlord’s Premises except pursuant to the Lease.  No unfulfilled conditions exist to Tenant’s obligations under the Lease.

7.2

Rent.  Tenant is current in the payment of all fixed rent and other charges due to be paid under the Lease, with minimum rent paid in full for the period ending

,

.  The monthly rent (i.e. fixed) rent is $

.  No rent or other sum payable under the lease is being paid in arrears.  The undersigned has no defenses, counterclaims or rights of offsets against any rents or other sums payable under the Lease.

No rent or other sum payable under the Lease has been paid in advance of the due date thereof, and we hereby agree with Mortgagee that Tenant shall not pay any minimum rent or other sum due to be paid under the lease more than one (1) month in advance of the due date thereof.

7.3

No Landlord Default.  To the best of Tenant’s knowledge, no breach or default by Landlord exists and no event has occurred that, with the giving of notice, the passage of time or both, would constitute such breach or default.

7.4

No Tenant Default.  Tenant is not in default under the Lease and has not received any uncured notice of any default to Tenant under the Lease.  Tenant has not filed and is not the subject of any filing for bankruptcy, arrangement, reorganization or other relief under any chapter of the Federal Bankruptcy Code or any similar state or federal law.

7.5

No Termination.  Tenant has not commenced any action nor sent or received any notice to terminate the Lease.  Tenant has no presently exercisable Termination Right(s) or Offset Right(s).

7.6

Commencement and Expiration Dates.  The “Commencement Date” of the Lease was

  ,            .  The term of the Lease is presently scheduled to expire on

,

.  If there are any rights of extension or renewal remaining under the terms of the Lease, the same have not, as of the date of this letter, been exercised except for:

.

There are

 options for the Tenant to extend the current term of the Lease for years each with the first such option commencing on

,

.

7.7

Acceptance.  Except as set forth in Schedule A (if any) attached to this Agreement: (a) Tenant has accepted possession of Tenant’s Premises; and (b) Landlord has performed all Construction-Related Obligations related to Tenant’s initial occupancy of Tenant’s Premises and Tenant has accepted such performance by Landlord.

7.8

No Transfer.  Tenant has not transferred, encumbered, mortgaged, assigned, conveyed or otherwise disposed of the Lease or any interest therein, other than sublease(s) made in compliance with the Lease.

7.9

Due Authorization.  Tenant has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.

8.

Miscellaneous.

8.1

Notices.  All notices or other communications required or permitted under this Agreement shall be in writing and given by certified mail (return receipt requested) or by nationally recognized overnight courier service that regularly maintains records of items delivered.  Each party’s address is as set forth in the opening paragraph of this Agreement, subject to change by notice under this paragraph.  Notices shall be effective the next business day after being sent by overnight courier service, and five business days after being sent by certified mail (return receipt requested).

8.2

Successors and Assigns.  This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns.  If Mortgagee assigns the Mortgage, then upon delivery to Tenant of written notice thereof accompanied by the assignee’s written assumption of all obligations under this Agreement, all liability of the assignor shall terminate.

8.3

Entire Agreement.  This Agreement constitutes the entire agreement between Mortgagee and Tenant regarding the subordination of the Lease to the Mortgage and the rights and obligations of Tenant and Mortgagee as to the subject matter of this Agreement.

8.4

Interaction with Lease and with Mortgage.  If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement.  This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of non-disturbance agreements by the holder of the Mortgage.   Mortgagee confirms that Mortgagee has consented to Landlord’s entering into the Lease.

8.5

Mortgagee’s Rights and Obligations.  Except as expressly provided for in this Agreement, Mortgagee shall have no obligations to Tenant with respect to the Lease.  If an attornment occurs pursuant to this Agreement, then all rights and obligations of Mortgagee under this Agreement shall terminate, without thereby affecting in any way the rights and obligation of Successor Landlord provided for in this Agreement.

8.6

Interpretation; Governing Law.  The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State of New York, excluding its principles of conflict of laws.

8.7

Amendments.  This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.

8.8

Execution.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

8.9

Mortgagee’s Representation.  Mortgagee represents that Mortgagee has full authority to enter into this Agreement, and Mortgagee’s entry into this Agreement has been duly authorized by all necessary actions.

031431.141011  EZL  LIBD/1418383.2

07/14/03 12:07 pm

IN WITNESS WHEREOF,  this Agreement has been duly executed by Mortgagee and Tenant as of the Effective Date.

MORTGAGEE:

[_______________________]

By:  ___________________________________

Title:

TENANT:

FIRST ALBANY COMPANIES INC.

By:  ______________________________

Name:  ____________________________

Title:  _____________________________

Dated:                           , _____

ACKNOWLEDGMENTS

STATE OF NEW YORK

)

COUNTY OF

                        ) ss:

On the         day of ________________ in the year _________ before me, the undersigned, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

_________________________________________

Notary Public

STATE OF NEW YORK

)

COUNTY OF

) ss:

On the         day of ______________ in the year ___________ before me, the undersigned, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

_________________________________________

Notary Public

Final Lease 8.07.03

EXHIBIT I

TENANT’S ESTOPPEL CERTIFICATE

TENANT ESTOPPEL LETTER

__________________

[insert bank name]

Attention:

Re:

Lease Dated:

_______________

Borrower:

Columbia 677, LLC

Tenant:

First Albany Companies Inc.

Premises:

677 Broadway, City and County of Albany, State of New York

Site No.:

Ladies and Gentlemen:

It is our understanding that you are making a mortgage loan (hereinafter referred to as the "Loan") to [Columbia 677, LLC], a New York limited liability company (hereinafter referred to as the "Borrower"), which loan is to be secured by a Mortgage and Security Agreement and Fixture Financing Statement with Assignment of Leases and Rents (hereinafter referred to as the "Mortgage") and an Assignment of Leases and Rents (hereinafter referred to as the "Assignment of Leases") by the Borrower to you of the Borrower's interest in the above-described Lease (hereinafter referred to as the "Lease").  It is our further understanding that, among other things, as a condition precedent to the making of the Loan you require the following certifications by the undersigned (hereinafter referred to as the "Tenant").

Accordingly, Tenant, in and under the Lease, hereby certifies that as of the date hereof:

1.

The Lease represents the entire agreement between Borrower and Tenant, is in full force and effect and has not been assigned, extended, modified, supplemented or amended in any way and a true, correct and complete copy of the lease, including any and all amendments, is attached hereto;

2.

Tenant has accepted delivery of                      square feet of the Premises (hereinafter referred to as the "Demised Premises"), has entered into occupancy thereof and is conducting business therein;

3.

Except as otherwise expressly provided in the Lease, Tenant has not entered into any agreements providing for the discounting, advance payment, abatement or offsetting of rents, and no rent has been paid for more than one (1) month in advance;

4.

Tenant has fully inspected the Demised Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be preformed by Borrower have been satisfied;

5.

The primary term of the Lease commenced on                                            and continues to                                         and contains                            (    ) renewal options.

6.

Rental payments are being made on a current basis and have been paid through the month of                            , 20__;

7.

Minimum annual rent payable (exclusive of percentage rental, Tenant's share of operating expenses and Tenant's share of taxes) is $                          .

8.

Tenant has paid a security deposit of $                              to Borrower;

9.

As of this date, Borrower is not in default under any of the terms, conditions, provisions or agreements of the Lease, and Tenant has no offsets, claims or defenses against Borrower;

10.

Tenant has no options or rights of first refusal to purchase the Premises or any part hereof; and

11.

Tenant (a) is not presently engaged in nor does it presently permit, (b) has not at any time in the past engaged in nor permitted, and (c) has no knowledge that any third person or entity engaged in or permitted, any operations or activities upon, or any use or occupancy of the Premises, or any portion thereof, for the purpose of or in any way involving the handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge or disposal (whether legal or illegal, accidental or intentional) of any hazardous substances, materials or wastes, or any wastes regulated under any local, state or federal law.

Dated: ____________

Sincerely,

By:

________________________________

Name:

Title:

Final Lease 8.07.03